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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Level 3 Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Boulevard
Broomfield, CO 80021

April 4, 2008

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Level 3 Communications, Inc. ("Level 3") to be held at 9:00 a.m. on May 20, 2008, at the Level 3 Communications Headquarters, 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        At the Annual Meeting, you will be asked to consider and act upon the following matters:

  •
  the reelection to our Board of Directors of 11 directors, each for a one-year term until the 2009 Annual Meeting of Stockholders; and

  •
  the approval of the grant to our Board of Directors of discretionary authority to amend our restated certificate of incorporation to effect a reverse stock split at one of four ratios; and

  •
  the approval of an amendment to our restated certificate of incorporation removing the supermajority voting provisions therein to permit our stockholders to amend our amended and restated by-laws and our restated certificate of incorporation by the affirmative vote of a majority of the outstanding shares of our common stock; and

  •
  the approval of the amendment and restatement of our restated certificate of incorporation; and

  •
  the transaction of such other business as may properly come before the Annual Meeting.

        Our Board of Directors recommends that you reelect the 11 nominees for director, each for a one-year term until the 2009 Annual Meeting of Stockholders, approve the proposed granting to our Board of Directors of discretionary authority to amend the restated certificate of incorporation to effect a reverse stock split, approve the amendment of our restated certificate of incorporation to permit our stockholders to amend our amended and restated by-laws by the affirmative vote of a majority of the outstanding shares of our common stock, and the amendment and restatement of our restated certificate of incorporation. See "REELECTION OF DIRECTORS PROPOSAL," "REVERSE STOCK SPLIT PROPOSAL," "REMOVAL OF SUPERMAJORITY PROVISIONS PROPOSAL," and "RESTATEMENT OF CERTIFICATE OF INCORPORATION PROPOSAL."

        Information concerning the matters to be considered and voted upon at the Annual Meeting is contained in the attached Notice of Annual Meeting and Proxy Statement. It is important that your shares be represented at the Annual Meeting, regardless of the number you hold. To ensure your representation at the Annual Meeting, if you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was previously mailed to you, or, if you requested printed copies of the proxy materials, you can also vote by mail, by telephone or on the Internet as instructed on the proxy card that you received. If you attend the Annual Meeting, you may vote in person even if you have previously returned a proxy card.

Sincerely,

Walter Scott, Jr. Chairman of the Board

LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Boulevard
Broomfield, CO 80021

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
To be held May 20, 2008

To the Stockholders of Level 3 Communications, Inc.:

        The 2008 Annual Meeting of Stockholders (the "Annual Meeting") of Level 3 Communications, Inc., a Delaware corporation ("Level 3" or "our"), will be held at the Headquarters of Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021 at 9:00 a.m. on May 20, 2008, for the following purposes:

  1.
  To reelect all 11 directors of the Board of Directors of Level 3 each for a one-year term until the 2009 Annual Meeting of Stockholders; and

  2.
  To approve the granting to the Level 3 Board of Directors of discretionary authority to amend our Restated Certificate of Incorporation to effect a reverse stock split at one of four ratios; and

  3.
  To approve an amendment to our Restated Certificate of Incorporation removing the supermajority voting provisions therein to permit our stockholders to amend our amended and restated by-laws and our Restated Certificate of Incorporation by the affirmative vote of a majority of the outstanding shares of our common stock; and

  4.
  To approve an amendment and restatement of our Restated Certificate of Incorporation; and

  5.
  To authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 27, 2008 as the record date for the determination of the holders of our common stock entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only holders of record of Level 3 common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of May 10, 2008, ten days prior to the Annual Meeting, a list of stockholders entitled to notice of the Annual Meeting and that have the right to vote at the Annual Meeting will be available for inspection at the Level 3 Communications, Inc. offices located at 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        The 11 nominees for director will be elected by a plurality of the votes cast by holders of Level 3 common stock present in person or by proxy and entitled to vote at the Annual Meeting.

        The proposal to grant to the Board of Directors discretionary authority to amend our Restated Certificate of Incorporation to effect a reverse stock split at one of four ratios requires the affirmative vote of a majority of the outstanding shares of our common stock. The proposal to adopt an amendment to our Restated Certificate of Incorporation to remove the supermajority voting provisions therein requires the affirmative vote of the holders of 66 2/3% of the votes entitled to be cast in respect of all outstanding shares of our common stock. The proposal to adopt a further amendment and restatement of our Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the votes entitled to be cast in respect of all outstanding shares of our common stock. The proposal to authorize the transaction of such other business as may properly come before the

i

Annual Meeting or any adjournments or postponements thereof requires the affirmative vote of a majority of the votes cast by holders of Level 3 common stock present in person or by proxy at the Annual Meeting.

        The matters to be considered at the Annual Meeting are more fully described in the accompanying Proxy Statement, which forms a part of this Notice.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, IF YOU DO NOT WISH TO VOTE IN PERSON OR IF YOU WILL NOT BE ATTENDING THE ANNUAL MEETING, YOU MAY VOTE BY PROXY. YOU CAN VOTE BY PROXY OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THAT WAS PREVIOUSLY MAILED TO YOU, OR, IF YOU REQUESTED PRINTED COPIES OF THE PROXY MATERIALS, YOU CAN ALSO VOTE BY MAIL, BY TELEPHONE OR ON THE INTERNET AS INSTRUCTED ON THE PROXY CARD THAT YOU RECEIVED. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT STOCKHOLDER HAS RETURNED A PROXY.

By Order of the Board of Directors

Walter Scott, Jr. Chairman of the Board

Dated: April 4, 2008

ii

LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Boulevard
Broomfield, CO 80021

Proxy Statement
April 4, 2008

2008 ANNUAL MEETING OF STOCKHOLDERS
May 20, 2008

        We are furnishing you this Proxy Statement in connection with the solicitation of proxies on behalf of the Board of Directors of Level 3 Communications, Inc. ("Level 3," the "company," "we," "us," or "our") to be voted at the Annual Meeting of Stockholders to be held on May 20, 2008, or any adjournment or postponements thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting, the accompanying Proxy and the Annual Report to Stockholders are first being mailed or made available to Stockholders on or about April 9, 2008. We sometimes refer to our Board of Directors as the "Board" and to this document as the "Proxy Statement."

BACKGROUND INFORMATION

Why am I receiving these materials?

        Our Board of Directors has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board's solicitation of proxies for use at the Annual Meeting, which will take place on May 20, 2008. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

What is included in these materials?

        These materials include:

  •
  Our Proxy Statement for the Annual Meeting; and

  •
  Our 2007 Annual Report to Stockholders, which includes our audited consolidated financial statements.

        If you requested printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting.

What items will be voted on at the Annual Meeting?

        There are five items that will be voted on at the Annual Meeting:

  1.
  To reelect all 11 directors of the Board of Directors of Level 3 each for a one-year term until the 2009 Annual Meeting of Stockholders; and

  2.
  To approve the granting to the Level 3 Board of Directors of discretionary authority to amend our Restated Certificate of Incorporation to effect a reverse stock split at one of four ratios; and

  3.
  To approve an amendment to our Restated Certificate of Incorporation removing the supermajority voting provisions therein to permit our stockholders to amend our amended and restated by-laws and our Restated Certificate of Incorporation by the affirmative vote of a majority of the outstanding shares of our common stock; and

  4.
  To approve an amendment and restatement of our Restated Certificate of Incorporation; and

  5.
  To authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are our Board of Directors' voting recommendations?

        Our Board of Directors recommends that you reelect the 11 nominees for director, each for a one-year term until the 2009 Annual Meeting of Stockholders, approve the proposed granting to our Board of Directors of discretionary authority to amend our Restated Certificate of Incorporation to effect a reverse stock split, approve the amendment of our Restated Certificate of Incorporation to permit our stockholders to amend our amended and restated by-laws and our Restated Certificate of Incorporation by the affirmative vote of a majority of the outstanding shares of our common stock, and the amendment and restatement of our Restated Certificate of Incorporation. See "REELECTION OF DIRECTORS PROPOSAL," "REVERSE STOCK SPLIT PROPOSAL," "REMOVAL OF SUPERMAJORITY PROVISIONS PROPOSAL," and "RESTATEMENT OF CERTIFICATE OF INCORPORATION PROPOSAL."

Where are Level 3's principal executive offices located, and what is Level 3's main telephone number?

        Level 3's principal executive offices are located at 1025 Eldorado Boulevard, Broomfield, Colorado 80021. Our main telephone number is (720) 888-1000.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

        Pursuant to the new rules recently adopted by the Securities and Exchange Commission (the "SEC"), we are required to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

        The Notice will provide you with instructions regarding how to:

  •
  View our proxy materials for the Annual Meeting on the Internet; and

  •
  Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the effect of our annual stockholders' meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

        If you owned our common stock at the close of business on March 27, 2008 (the "Record Date"), then you may attend and vote at the meeting. At the close of business on the Record Date, we had 1,548,059,528 shares of common stock issued and outstanding, all of which were entitled to one vote on the matters to be considered at the meeting.

What shares are represented by the Proxy?

        If we delivered a proxy card to you, the proxy represents all the shares registered in your name with our transfer agent, Wells Fargo Shareowner Services. A proxy that is delivered by your broker, bank or other nominee represents the shares held by you in an account at that institution.

        If you are an employee who participates in our 401(k) Plan and you received a proxy, the proxy does not include the shares of our common stock that are attributable to the units that you hold in the Level 3 Stock Fund as part of the 401(k) Plan. Shares held by employees through the Level 3 401(k) Plan are voted by the administrator of the 401(k) Plan.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

        Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by Level 3.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

What is the quorum requirement for the Annual Meeting?

        A majority of our outstanding shares on the Record Date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, or broker non-votes, if you:

  •
  Are present and vote in person at the meeting; or

  •
  Have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

If I am a stockholder of record of Level 3's shares, how do I vote?

        If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

        If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or on the Internet.

If I am a beneficial owner of shares held in street name, how do I vote?

        If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid legal proxy from the organization that holds your shares.

        If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet, or if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone by following the instructions provided in the Notice.

What happens if I do not give specific voting instructions?

        Stockholders of Record.    If you are a stockholder of record and you:

  •
  Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

  •
  If you sign and return a proxy card without giving specific voting instructions;

then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

        Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." When our Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

How are abstentions treated?

        Abstentions are counted for purposes of determining whether a quorum is present. For the purpose of determining whether the stockholders have approved a matter, abstentions are not treated as votes cast affirmatively or negatively, and therefore do not have any effect on the outcome of a matter to be voted on at the Annual Meeting that requires an affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on at the Annual Meeting that requires the approval based on our total shares outstanding. Three of the proposals to be considered at the Annual Meeting require an affirmative vote based on the shares outstanding.

What is the voting requirement to approve each of the proposals?

        The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1—Election of directors	The 11 nominees for director will be elected by a plurality of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.
Proposal 2—Granting to the Level 3 Board of Directors discretionary authority to amend our Restated Certificate of Incorporation to effect a reverse stock split at one of four ratios.	To be approved by our stockholders, this proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast in respect of all outstanding shares of our common stock.

Proposal 3—An amendment to our Restated Certificate of Incorporation removing the supermajority voting provisions therein to permit our stockholders to amend our amended and restated by-laws and our Restated Certificate of Incorporation by the affirmative vote of a majority of the outstanding shares of our common stock.
To be approved by our stockholders, this proposal requires the affirmative vote of the holders of 66 2/3 percent of the votes entitled to be cast in respect of all outstanding shares of our common stock.
Proposal 4—An amendment and restatement of our Restated Certificate of Incorporation.	To be approved by our stockholders, this proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast in respect of all outstanding shares of our common stock.
Proposal 5—The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

Can I change my vote after I have voted?

        You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.

Is cumulative voting permitted for the election of directors?

        Our Restated Certificate of Incorporation and amended and restated By-laws do not permit you to cumulate your votes.

Is my vote confidential?

        Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Level 3 or to third parties, except:

  •
  As necessary to meet applicable legal requirements;

  •
  To allow for the tabulation and certification of votes; and

  •
  To facilitate a successful proxy solicitation.

        Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to management and our Board of Directors.

Who will tabulate the vote?

        Our transfer agent, Wells Fargo Shareowner Services, will tally the vote, which will be certified by an Inspector of Election who is a Level 3 employee.

Where can I find the voting results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and published in our quarterly report on Form 10-Q for the quarter ending on June 30, 2008, which we expect to file with the SEC by August 11, 2008.

Am I entitled to appraisal rights?

        The Board has not proposed for consideration at the Annual Meeting any transaction for which the laws of the State of Delaware entitle stockholders to appraisal rights.

Who is paying for the cost of this proxy solicitation?

        Level 3 is paying the costs of the solicitation of proxies. We must pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with:

  •
  Forwarding the Notice to beneficial owners;

  •
  Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

  •
  Obtaining beneficial owners' voting instructions.

In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We will also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

What is householding of Proxy Materials?

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or the company's annual report may have been sent to multiple stockholders in your household. The company will promptly deliver a separate copy of either document to you if you write or call the company at the following address or phone number: Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021, (720) 888-1000. If you want to receive separate copies of the company's annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the company at the above address and phone number.

What is the deadline to propose actions for consideration at the 2009 annual meeting of stockholders or to nominate individuals to serve as directors?

        You may submit proposals, including director nominations, for consideration at future annual meetings of stockholders.

        A stockholder who would like to have a proposal considered for inclusion in our 2009 Proxy Statement must submit the proposal so that it is received by us no later than December 5, 2008. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        If a stockholder does not submit a proposal for inclusion in next year's proxy statement, but instead wishes to present it directly at the 2009 Annual Meeting of Stockholders, our By-laws require that the stockholder notify us in writing on or before March 21, 2009, but no earlier than February 19,

2009, for the proposal to be included in our proxy material relating to that meeting. Proposals received after March 21, 2009 will not be voted on at the 2009 Annual Meeting of Stockholders. In addition, such proposal must also include a brief description of the business to be brought before the annual meeting, the stockholder's name and record address, the number of shares of our common stock that are owned beneficially or of record by such stockholder, a description of any arrangements or understandings between the stockholder and any other person in connection with such proposal and any material interest of such stockholder in such proposal, and a representation that the stockholder intends to appear in person or by proxy at the Annual Meeting.

        If the stockholder wishes to nominate one or more persons for election as a director, such stockholder's notice must also state the information described below under the caption "REELECTION OF DIRECTORS PROPOSAL—Corporate Governance—Nominating and Governance Committee—Nominating Procedures."

        All proposals should be directed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

How can I communicate with the independent directors on Level 3's Board?

        If you wish to communicate directly with the Board, a committee of the Board or with an individual director, regarding matters related to Level 3, you should send the communication to:

  Level 3 Communications, Inc.
  Board of Directors [or committee name or
      director's name, as appropriate]
  1025 Eldorado Boulevard
  Broomfield, Colorado 80021

        We will forward all stockholder correspondence about Level 3 to the Board, committee or individual director, as appropriate. Please note that we will not forward communications that are spam, junk mail and mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

REELECTION OF DIRECTORS PROPOSAL

        At the Annual Meeting, the 11 directors that are standing for reelection will be reelected to hold office for a one-year term until the 2009 Annual Meeting, or until their successors have been elected and qualified. If any nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will, in their discretion, vote for that nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

Information as to Nominees

        The respective ages, positions with Level 3, if any, business experience, directorships in other companies and Board committee memberships, of the nominees for election are set forth below. All information is presented as of March 14, 2008. Other than James Q. Crowe, none of these directors is our employee.

        Walter Scott, Jr., 76, has been our Chairman of the Board since September 1979, and a director since April 1964. Mr. Scott has been Chairman Emeritus of Peter Kiewit Sons', Inc. ("PKS") since 1998. Mr. Scott is also a director of PKS, Berkshire Hathaway Inc., MidAmerican Energy Holdings Company and Valmont Industries, Inc.

        James Q. Crowe, 58, has been our Chief Executive Officer since August 1997, our President since March 14, 2008, and a director of the Company since June 1993. Mr. Crowe was also President of the Company from August 1997 until July 2000. Mr. Crowe was President and Chief Executive Officer of MFS Communications Company, Inc. ("MFS") from June 1993 to June 1997. Mr. Crowe also served as Chairman of the Board of WorldCom from January 1997 until July 1997, and as Chairman of the Board of MFS from 1992 through 1996.

        Douglas C. Eby, 48, has been a director since August 2007. Mr. Eby is chairman and CEO of Time Partners LLC, an investment advisory firm since 2004. Prior to that from April 1997 until September 2007, Mr. Eby was President of Torray LLC, a registered investment advisory firm, having joined Torray LLC in 1992. Mr. Eby is also a member of the Board of Directors of Markel Corporation, CBRE Realty Finance, Inc. and Suburban Healthcare System. Since July 2007, Mr. Eby is also the Chairman of the Board of the Boys and Girls Clubs of Greater Washington, D.C.

        Admiral James O. Ellis, Jr. U.S. Navy (ret.), 60, has been a director since March 2005. Effective May 18, 2005, Admiral Ellis became the president and chief executive officer of the Institute of Nuclear Power Operations or INPO, a nonprofit corporation established by the nuclear utility industry in 1979 to promote the highest levels of safety and reliability in the operation of nuclear electric generating plants. Admiral Ellis most recently served as Commander, U.S. Strategic Command in Omaha, Nebraska, before retiring in July 2004 after 35 years of service in the U.S. Navy, as Commander of the Strategic Command. In his Naval career, he held numerous commands. A graduate of the U.S. Naval Academy, he also holds M.S. degrees in Aerospace Engineering from the Georgia Institute of Technology and in Aeronautical Systems from the University of West Florida. He served as a Naval aviator and was a graduate of the U.S. Naval Test Pilot School. Admiral Ellis is also a member of the Board of Directors of Lockheed Martin Corporation and Inmarsat PLC. Admiral Ellis is the Chairman of the Nominating and Governance committee.

        Richard R. Jaros, 56, has been a director of the Company since June 1993. Mr. Jaros has been a private investor for more than the past five years. Mr. Jaros served as President of the Company from 1996 to 1997. Mr. Jaros served as Executive Vice President of the Company from 1993 to 1996 and Chief Financial Officer of the Company from 1995 to 1996. He also served as President and Chief Operating Officer of CalEnergy from 1992 to 1993. Mr. Jaros is the Chairman of the Compensation Committee.

        Robert E. Julian, 68, has been a director of the Company since March 1998. Mr. Julian has been a private investor for more than the past five years. From 1992 to 1995 Mr. Julian served as Executive Vice President and Chief Financial Officer of the Company. Mr. Julian is a member of the Audit Committee and the Compensation Committee.

        Michael J. Mahoney, 57, has been a director since August 2007. From 2000 until March 2007, Mr. Mahoney was the president and chief executive officer of Commonwealth Telephone Enterprises. Prior to that, from 1997 until 2000, Mr. Mahoney was president and chief operating officer of RCN Corporation. Mr. Mahoney also served as president and chief operating officer of C-TEC Corporation from 1993 until 1997. Mr. Mahoney is a member of the Board of Trustees of Wilkes University.

        Arun Netravali, 61, has been a director of the Company since April 2003. Mr. Netravali is currently the managing partner of OmniCapital Group LLC, a venture capital firm since November 2004. Mr. Netravali was a private investor from April 2003 until November 2004. Prior to that, Mr. Netravali was Chief Scientist for Lucent Technologies, working with academic and investment communities to identify and implement important new networking technologies from January 2002 to April 2003. Prior to that position, Mr. Netravali was President of Bell Labs as well as Lucent's Chief Technology Officer and Chief Network Architect from June 1999 to January 2002. Bell Labs served as the research and development organization for Lucent Technologies. Mr. Netravali is a director of LSI Corporation. Mr. Netravali is a member of the Compensation Committee.

        John T. Reed, 64, has been a director of the Company since March 2003. Mr. Reed has been a private investor since February 2005. Mr. Reed is also a Director of and Chairman of the Audit Committee of First National Bank of Omaha. Mr. Reed is also Chairman of the Board of Alegent Health, a health care system headquartered in Omaha, Nebraska and a member of the Board and Chairman of the Audit Committee of Father Flanagan's Boys' Home located in Boys Town, Nebraska. Mr. Reed was Chairman of HMG Properties, the real estate investment banking joint venture of McCarthy Group, Inc. from 2000 until February 2005. Prior to that, he was Chairman of McCarthy & Co., the investment banking affiliate of McCarthy Group. Prior to joining McCarthy Group in 1997, Mr. Reed spent 32 years with Arthur Andersen LLP. Mr. Reed is the Chairman of the Audit Committee and a member of the Nominating and Governance Committee.

        Michael B. Yanney, 74, has been a director since March 1998. He has served as Chairman of the Board of The Burlington Capital Group, LLC (formerly known as America First Companies L.L.C.) for more than the last five years. Mr. Yanney also served as President and Chief Executive Officer of The Burlington Capital Group, LLC. Mr. Yanney is a member of the Nominating and Governance Committee.

        Dr. Albert C. Yates, 66, has been a director of the Company since March 2005. Dr. Yates retired after 13 years as president of Colorado State University in Fort Collins, Colorado in June 2003. He was also chancellor of the Colorado State University System until October 2003, and is a former member of the board of the Federal Reserve Board of Kansas City-Denver Branch and the board of directors of First Interstate Bank and Molson Coors Brewing Company. He currently serves as a director of Centennial Bank Holdings, Inc. and StarTek, Inc. Dr. Yates is a member of the Audit Committee.

        Our Corporate Governance Guidelines provide that a director should not be nominated to a new term if he would be over age 73 at the time of the election, however, this limitation may be waived by the Board if the Board feels to do so would be in the interests of the company. Each of Messrs. Scott and Yanney are being nominated for reelection at the 2008 Annual Meeting as a director although Mr. Scott has already reached age 76 and Mr. Yanney has already reached age 74. Mr. Scott has been a Level 3 director since 1979 and Mr. Yanney has been a Level 3 director since 1998. Each has demonstrated tremendous energy and commitment to his Level 3 Board service. Messrs. Scott's and Yanney's knowledge and understanding of Level 3's business and their significant years of leadership for Level 3 are important to the Board in fulfilling its obligations to the stockholders. The Board has determined that it is in the interest of the company that each of Messrs. Scott and Yanney stand for reelection as a Level 3 director.

  The Board unanimously recommends a vote FOR the nominees named above.

Corporate Governance

        We adopted Corporate Governance Guidelines that address the governance activities of the Board and include criteria for determining the independence of the members of our Board. These guidelines are in addition to the requirements of the Securities and Exchange Commission and The NASDAQ Stock Market. The Guidelines also include requirements for the standing committees of the Board, responsibilities for Board members and the annual evaluation of the Board's and its committees' effectiveness. The Corporate Governance Guidelines are available on our website at www.level3.com. At any time that these guidelines are not available on our website, we will provide a copy upon written request made to Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        Although we include references to our website, any information that is included in our website is not part of this Proxy Statement.

  Independence

        The Board also evaluates the independence of each director in accordance with applicable laws and regulations and its Corporate Governance Guidelines. Based on the recommendation of our Nominating and Governance Committee, the Board has determined that the following directors are "independent" as required by applicable laws and regulations, by the listing standards of The NASDAQ Stock Market and by the Board's Corporate Governance Guidelines: Douglas C. Eby, Admiral James O. Ellis, Jr., Richard R. Jaros, Robert E. Julian, Michael J. Mahoney, Arun Netravali, John T. Reed, Walter Scott, Jr., Michael B. Yanney and Dr. Albert C. Yates. The Board has also concluded that the members of each of the Audit, Compensation and Nominating and Governance committees are "independent" in accordance with these same standards.

  Code of Ethics

        We adopted a code of ethics that complies with the standards mandated by the Sarbanes-Oxley Act of 2002. The complete code of ethics is available on our website at www.level3.com. At any time that the code of ethics is not available on our website, we will provide a copy upon written request made to Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021. Any information that is included in the Level 3 website is not part of this Proxy Statement. If we amend the code of ethics, or grant any waiver from a provision of the code of ethics that applies to our executive officers or directors, we will publicly disclose such amendment or waiver as required by applicable law, including by posting such amendment or waiver on our website at www.level3.com or by filing a Current Report on Form 8-K.

  Stockholder Communications with Directors

        A stockholder who wishes to communicate directly with the Board, a committee of the Board or with an individual director, regarding matters related to Level 3 should send the communication to:

  Level 3 Communications, Inc.
  Board of Directors [or committee name or
      director's name, as appropriate]
  1025 Eldorado Boulevard
  Broomfield, Colorado 80021

We will forward all stockholder correspondence about Level 3 to the Board, committee or individual director, as appropriate. Please note that we will not forward communications that are spam, junk mail and mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

  Board of Directors' Meetings

        The Board had a total of nine meetings in 2007. In 2007, no director attended less than 75% of the meetings of the Board, and no director attended less than 75% of the meetings of the committees of which he was a member. In addition, the non-management directors met without any management directors or employees present four times during 2007. Mr. Scott, the Chairman of the Board, chairs these meetings.

        Although we do not have a formal policy, it is expected that our Board members will attend our annual meetings. All of our Board members attended our 2007 Annual Meeting of Stockholders, with the exception of Mr. Arun Netravali.

  Section 16(a) Beneficial Ownership Reporting Compliance

        Except as described below, to our knowledge, no person that was a director, executive officer or beneficial owner of more than 10% of the outstanding shares of our common stock failed to timely file all reports required under Section 16(a) of the Securities Exchange Act of 1934. On one occasion, Dr. Albert C. Yates filed a late Form 4 to report an open market purchase of our common stock.

Audit Committee

        The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of our independent public accountants. The Audit Committee reviews the services provided by our independent registered public accounting firm, consults with the independent registered public accounting firm and reviews the need for internal auditing procedures and the adequacy of internal controls. The members of the Audit Committee are John T. Reed (Chairman), Robert E. Julian and Dr. Albert C. Yates. The Board has determined that the members of the Audit Committee are independent within the meaning of the listing standards of The NASDAQ Stock Market. The Board has determined that Mr. John T. Reed, Chairman of the Audit Committee, qualifies as a "financial expert" as defined by the Securities and Exchange Commission. In making the determination, the Board considered Mr. Reed's credentials and financial background and found that he was qualified to serve as the "financial expert." The Audit Committee met five times during 2007.

        The Audit Committee has chosen KPMG LLP as our registered public accounting firm for 2008. As part of its responsibilities, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent public accountants in order to assure the public accountant's independence. The Audit Committee has adopted a pre-approval process with respect to the provision of audit and non-audit services to be performed by KPMG LLP. This pre-approval process requires the Audit Committee to review and approve all audit services and permitted non-audit services to be performed by KPMG LLP. Pre-approval fee levels for all services to be provided by KPMG LLP are established annually by the Audit Committee. Audit services are subject to specific pre-approval while audit-related services, tax services and all other services may be granted pre-approvals within specified categories. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee. Additionally, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. A report, for informational purposes only, of any pre-approval decisions made by a single member of the Audit Committee is made to the full Audit Committee on at least a quarterly basis. One hundred percent of the services that required pre-approval by the Audit Committee received that approval.

        One or more representatives of KPMG LLP will be present at the Annual Meeting. Although they will not make a statement at the meeting, they will be available to answer appropriate questions.

        The Audit Committee operates pursuant to a written charter. A copy of the Audit Committee's charter is available on our website at www.level3.com. A copy of the Audit Committee's 2007 Report is included as Annex 1.

Compensation Committee

        The Compensation Committee is responsible for overseeing our compensation strategy and policies to provide that we are able to attract key employees, that employees are rewarded appropriately for their contributions, that employees are motivated to achieve our objectives, that key employees are retained, and that such strategy and policies support our objectives, including the interests of our stockholders. The Compensation Committee also approves the salaries, bonuses and other compensation for all executive officers, and reviews and recommends to the full Board the compensation and benefits for non-employee directors. The members of the Compensation Committee are Richard R. Jaros (Chairman), Robert E. Julian and Arun Netravali. Michael B. Yanney served as a member of the Compensation Committee and its chairman until May 24, 2007. Mr. Julian joined the Compensation Committee effective May 24, 2007. The Board has determined that the members of the Compensation Committee are independent within the meaning of the listing standards of The NASDAQ Stock Market. The Compensation Committee met four times in 2007.

        Additional information on the Compensation Committee's processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis below. In addition, the Compensation Committee's report follows at the end of the Compensation Discussion and Analysis. The Compensation Committee operates pursuant to a written charter. A copy of the Compensation Committee's charter is available on our website at www.level3.com.

  Compensation Committee Interlocks and Insider Participations

        None of the members of the Compensation Committee is currently an officer or employee of the company. Until 1997 Mr. Jaros was an officer of the company. Until 1995 Mr. Julian was an officer of the company.

Nominating and Governance Committee

        The Nominating and Governance Committee provides oversight and guidance to the Board to ensure that the membership, structure, policies, and practices of the Board and its committees facilitate the effective exercise of the Board's role in the governance of the company. The Committee (i) reviews and evaluates the policies and practices with respect to the size, composition, independence and functioning of the Board and its committees (ii) reflects those policies and practices in our Corporate Governance Guidelines, (iii) and evaluates the qualifications of, and recommends to the full Board, candidates for election as directors. The members of the Nominating and Governance Committee are Admiral James O. Ellis, Jr. (Chairman), John T. Reed and Michael B. Yanney. The Board has determined that the members of the Nominating and Governance Committee are independent within the meaning of the listing standards of The NASDAQ Stock Market. The Nominating and Governance Committee met three times in 2007.

        The Nominating and Governance Committee operates pursuant to a written charter. A copy of the Nominating and Governance Committee's charter is available on our website at www.level3.com.

Nomination Procedures

        In exploring potential candidates for director, the Nominating and Governance Committee considers individuals recommended by members of the committee, other directors, members of management, and stockholders or self-nominated individuals. The committee is advised of all nominations that are submitted to us and determines whether it will further consider the candidates using the criteria described below.

        In order to be considered, each proposed candidate must:

  •
  be ethical;

  •
  have proven judgment and competence;

  •
  have professional skills and experience in dealing with a large, complex organization or in dealing with complex issues that are complementary to the background and experience represented on the Board and that meet our needs;

  •
  have demonstrated the ability to act independently and be willing to represent the interests of all stockholders and not just those of a particular philosophy or constituency; and

  •
  be willing and able to devote sufficient time to fulfill his/her responsibilities to Level 3 and its stockholders.

        After the Nominating and Governance Committee has completed its evaluation, it presents its recommendation to the full Board for its consideration and approval. In presenting its recommendation, the committee also reports on other candidates who were considered but not selected.

        We will report any material change to this procedure in a quarterly or annual filing with the Securities and Exchange Commission and any new procedure will be available on our website at www.level3.com.

        Our By-laws require that a stockholder who wishes to nominate an individual for election as a director at our Annual Meeting must give us advance written notice not less than 60 days prior to the anniversary date of the prior year's Annual Meeting and not more than 90 days prior to the anniversary date of the prior year's Annual Meeting, in connection with next year's Annual Meeting and must be a stockholder of record on the date of the giving of the required notice and on the record date for the determination of stockholders entitled to vote at the meeting.

        The stockholder's notice must provide as to each person whom the stockholder proposes to nominate for election as a director:

  •
  the name, age, business address and residence address of the person;

  •
  the principal occupation or employment of the person;

  •
  the class or series and number of shares of our capital stock that are owned beneficially or of record by the person; and

  •
  any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

        In addition, as to the stockholder giving the notice, the stockholder must indicate:

  •
  the name and record address of such stockholder;

  •
  the class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder;

  •
  a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names and addresses) pursuant to which the nominations(s) are to be made by such stockholder;

  •
  a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

  •
  any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act and the rules and regulations promulgated thereunder.

        This notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. All notices must be delivered or mailed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table whom we refer to as our Named Executive Officers. The Compensation Committee of the Board or the Compensation Committee makes all decisions for the total direct compensation—that is, the base salary, bonus and stock based long-term incentive awards—of our Named Executive Officers, including James Q. Crowe, our Chief Executive Officer. The Compensation Committee also makes all award level decisions for the stock based long-term incentive awards of our executive officers who are not Named Executive Officers.

        The day-to-day design and administration of savings, health, welfare and paid time-off plans and policies applicable to our employees in general and our Named Executive Officers are handled by teams of our Human Resources, Finance and Legal Department employees. The Compensation Committee (and in certain cases the entire Board) remains responsible for certain fundamental changes to these plans and policies outside of the day-to-day requirements necessary to maintain these plans and policies.

Compensation Philosophy

        We believe that our success depends in large part on our ability to attract and retain qualified employees.

        As part of our efforts to satisfy the need to attract, retain and motivate the individuals who possess the skills necessary to grow our business, management and our Compensation Committee believe that our compensation programs should reflect our compensation philosophy. This philosophy includes the following core beliefs:

  •
  our compensation principles are broad based and intended to be appropriate across the business and to provide all employees with the opportunity to participate in compensation programs based on the value that they help to create;

  •
  our employees should be rewarded fairly and competitively through a mix of base salary, short and long-term incentives, benefits, career growth and development opportunities and a work environment that allows our employees to achieve results;

  •
  our compensation programs should be flexible in order to meet the needs of our business and are reviewed as appropriate by our Compensation Committee;

  •
  employee ownership demonstrates an economic stake in our business that aligns employees' interests with those of our stockholders;

  •
  our investors should share with our employees in the value that our employees' results help to create;

  •
  our compensation programs should be based heavily on creating long-term value, which we believe is best measured by stock price performance;

  •
  our compensation programs are supported by an effective performance review and management process; and

  •
  we provide an above-market total compensation opportunity for exceeding expected performance.

        We believe that short-term financial rewards alone are not sufficient to attract and retain our Named Executive Officers and that a properly designed long-term compensation program is a necessary component of recruitment and retention of these individuals. Our philosophy is to pay annual cash salary compensation that is competitive and a performance-based cash bonus that in some cases can be above market for performance that exceeds the goals set by the Compensation Committee. In addition, our Named Executive Officers may, from time to time, receive additional cash bonus compensation related to that individual's contribution to results achieved under special initiatives or programs or that individual's contribution to extraordinary results.

        We also believe that a critical component of our compensation philosophy is having the ability to provide appropriate incentives to employees through a long-term incentive program that is tied to stock price performance. We currently have a long-term incentive or LTI program that provides for two types of equity awards. The first type of equity vehicle is a stock-indexed security referred to as an outperform stock appreciation unit or OSO, which is administered under our 1995 Stock Plan, as amended. The second type of equity award is restricted stock units or RSUs, the restrictions on which lapse over a period of years, depending on the participant's continued employment and the terms of the specific grant.

Role of the Executive Officers

        As stated above, the Compensation Committee makes all final decisions for the total direct compensation of our Named Executive Officers. Each year, Mr. Crowe recommends to the Compensation Committee any adjustment from the prior year's base salary, bonus target and long-term incentive awards for each Named Executive Officer, other than himself. In addition to providing information and analysis to the Compensation Committee, the Compensation Committee's outside consultant also provides this information to Mr. Crowe, which in part informs his recommendations. Mr. Crowe is also provided analyses that inform his recommendations by Mr. Thomas C. Stortz, Executive Vice President, Chief Legal Officer and Secretary, Ms. Margaret E. Porfido, Chief Human Resources Officer and Ms. Cathleen Chambliss, Senior Vice President responsible for compensation and benefits in our Human Resources Department. Mr. Stortz, as part of his duties, is the senior executive responsible for human resources matters. The Compensation Committee can exercise its discretion to modify any recommendations provided by Mr. Crowe. The Compensation Committee determines Mr. Crowe's salary, bonus and LTI award levels.

Setting Executive Compensation

        Based on our compensation philosophy and objectives, the Compensation Committee has structured our annual and long-term incentive-based cash and non-cash executive compensation to motivate executives to achieve our business goals and reward the executives for achieving these goals. Compensation decisions for our Named Executive Officers generally take place in February. At this time, the Compensation Committee determines:

  •
  the base salary for the current year;

  •
  the long-term incentive award levels for the current year;

  •
  whether any incentive or bonus compensation will be paid based upon our results for the recently completed year as compared to the bonus program's goals and objectives; and

  •
  the goals and objectives for the bonus program for the current year.

For additional information relating to the Compensation Committee's decisions for 2007, please see the more detailed discussion below under the caption "—2007 Executive Compensation Components."

        During the course of 2006, the Compensation Committee undertook a comprehensive review of our executive compensation program. This review focused on recent trends in compensation program design, with a particular emphasis on the design trends for long-term incentive programs by companies with which we compete for executive and employee talent. We use our primary compensation peer group as a guideline for the companies that we compete with for executive and employee talent. The Compensation Committee met numerous times during 2006 to review the data gathered and prepared by our management. In addition, as part of that evaluation process, the Compensation Committee engaged Frederic W. Cook & Co., an independent consulting firm, to conduct a review of our total executive compensation program, including base salary, bonus and long-term incentive compensation for our Named Executive Officers. Frederic W. Cook also provided separate and additional assistance to the Compensation Committee in connection with the modifications of the structure of our LTI program that were implemented early in 2007 and are described in more detail below. Frederic W. Cook provided the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions for our Chief Executive Officer and in reviewing the recommendations being made by our Chief Executive Officer and management for our other Named Executive Officers with respect to awards under our LTI program. This 2006 review formed the basis for the compensation decisions we made for 2007.

        Based upon an analysis conducted by Frederic W. Cook, the Compensation Committee observed that for almost all recent periods, our stockholder return showed the strongest correlation with the S&P 500® IT Index rather than the S&P 500® Telecom Index. In consideration of this analysis as well as the Compensation Committee's observation that we compete for executive talent most often with technology companies, the Compensation Committee concluded that our primary compensation peer group for competitive analysis purposes should be comprised primarily of technology companies. However, given the use by one or more institutional investors of a communications peer group in assessing our performance, the Compensation Committee determined to use, as a secondary compensation peer group, a set of companies that includes communications companies. The Compensation Committee also uses the secondary compensation peer group as an additional source of information in reviewing compensation decisions and overall compensation program design for our senior executives, including the Named Executive Officers.

        The following companies are included in our primary compensation peer group:

Affiliated Computer Services, Inc.	Computer Sciences Corporation	Lexmark International, Inc.
Altera Corporation	Fiserv, Inc.	LSI Logic Corporation
Autodesk, Inc.	Jabil Circuit, Inc.	Molex Incorporated
Avaya Inc.	JDS Uniphase Corporation	National Semiconductor Corporation
BMC Software, Inc.	Juniper Networks, Inc.	NCR Corporation
Citrix Systems, Inc.	KLA-Tencor Corporation	Novellus Systems, Inc.
QLogic Corporation	Symbol Technologies Inc.	VeriSign, Inc.
Sabre Holdings Corporation	Tellabs, Inc.	Xilinx, Inc.

        All of the companies listed above were included in this peer group in February 2007. Two companies, Sabre Holdings Corporation and Symbol Technologies Inc., were removed from the peer group in connection with the Compensation Committee's 2007 year end deliberations that took place in February 2008 as a result of their being acquired during 2007.

        The following companies are included in our secondary compensation peer group:

Alltel Corporation	NII Holdings, Inc.
American Tower Corporation	Qwest Corporation
CenturyTel, Inc.	SBA Communications Corporation
Citizens Communications Company	Sprint Nextel Corp.
Crown Castle International Corp.	Telephone and Data Systems, Inc.
Nextel Partners, Inc.	United States Cellular Corporation

        With respect to compensation program design decisions affecting our Named Executive Officers that are effective for 2007, the Compensation Committee used as a guideline a comparison of each element of total compensation against the primary and secondary peer group.

        The following information with respect to the companies in the primary compensation peer group, including Level 3, is presented for comparison purposes.

As of February 2006		As of December 31, 2007
•	25 companies included in the peer group	•	23 companies included in the peer group
•	our 2005 revenues were the seventh highest	•	our 2007 revenues were the eighth highest
•	our 2005 net income was the 25th highest, as all but one of the other companies in this peer group have positive net income	•	our 2007 operating income was the 23rd highest, as all but two of the other companies in this peer group have positive operating income
•	our year end 2005 number of employees was the 12th highest	•	our year end 2007 number of employees was the tenth highest
•	our market capitalization as of August 31, 2006 was the 16th highest	•	our market capitalization as of December 31, 2007 was the 14th highest and
•	our enterprise value at August 31, 2006 was the highest	•	our enterprise value at December 31, 2007 was the 3rd highest

        In addition, at February 2008, our one-year stockholder return ranking with respect to the 23 companies in our primary compensation peer group was the 22nd highest and our three-year stockholder return ranking was the 15th highest.

        In February 2007, the Compensation Committee determined that the use of both outperform stock appreciation units or OSOs and restricted stock units or RSUs would be continued for 2007. We continue to believe that a blended long-term incentive equity program that combines the use of OSOs and RSUs allows us to accomplish several of our compensation philosophy objectives that are described in detail above, including providing an "outperformance" element through the OSO grants that is balanced by the retention element provided by RSUs. For 2007, the Compensation Committee determined in February 2007 that the number of awards for OSOs would be a fixed amount awarded on a monthly basis and the number of RSUs awarded on a quarterly basis would also be a fixed amount.

        To determine the annual long-term incentive program award pool for all participants in the RSU and OSO award programs, including the Named Executive Officers, in February 2007 the Compensation Committee adopted, as a guideline, the Shareholder Value Transfer methodology. The Shareholder Value Transfer methodology analyzes, as of the award date, the aggregate fair value or expense of long-term incentive awards as a percent of the issuer's total market capitalization. This percentage is calculated on a gross basis, that is without taking into account cancellations and forfeitures of awards, and on a net basis, that is, after taking into account cancellations and forfeitures of awards. The Compensation Committee uses the Shareholder Value Transfer methodology in part because:

  •
  the Compensation Committee believes that this methodology is effective in determining the economic trade-offs between different grant types—such as stock options versus restricted stock units;

  •
  this methodology has the benefit of limiting the effect of stock price fluctuations on year-to-year grant levels—which under other methodologies could result in more shares being awarded when the common stock price is low and less shares being awarded when the common stock price is high; and

  •
  certain third party research firms use this methodology to formulate their recommendation as to whether stockholders should approve or reject the authorization of shares of common stock to be issued under a stock-based long-term incentive plan.

The percentage chosen by the Compensation Committee in February 2007 was 1.28% of our market capitalization. The Compensation Committee selected this percentage based upon its conclusion that it was appropriate. The Compensation Committee used as a guideline to inform its decision the median Shareholder Value Transfer percentage of our primary compensation peer group, which median percentage was higher than 1.28%.

        The award level for each Named Executive Officer for 2007 was determined by the Compensation Committee, using as a guideline, competitive data from both the primary and secondary compensation peer groups, as well as the individual's job position, responsibilities and prior performance. For additional information relating to the terms of both the OSOs and the RSUs, please see the more detailed discussion below under the caption "—2007 Executive Compensation Components—Stock Awards." The Compensation Committee will continue to review the effectiveness of our long-term incentive programs in light of both changing market conditions and the changing complexion of our business and workforce.

Summary

        Overall, for 2007, the base salaries we paid to our Named Executive Officers were at the median level of our primary compensation peer group. Variations generally relate to the experience level of the individual and market factors, and the fact that roles for a participating title may not match particularly well company to company. Our analysis indicated that for our Named Executive Officers, our 2007 total target for direct compensation (including bonus and equity compensation) is at levels that are at or above the 75th percentile of compensation actually paid to similarly situated executives of the companies comprising the primary compensation peer group. Comparison information to our primary compensation peer group is provided to show the information that the Compensation Committee reviewed to inform its decisions. This information was not used as a target or for benchmarking purposes.

        A significant percentage of total compensation for our Named Executive Officers is allocated to bonus and equity compensation as a result of the philosophy and objectives described above. We do not have a pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Compensation Committee reviews information provided by its outside consultant as well as Mr. Crowe, Mr. Stortz, Ms. Porfido and Ms. Chambliss, as well as Mr. Kevin J. O'Hara, until recently our President and Chief Operating Officer and Mr. Sunit S. Patel, our Group Vice President and Chief Financial Officer, to determine the appropriate level and mix of base and incentive compensation. We also incorporate flexibility into our compensation programs and the assessment process to respond to and adjust for the evolving business environment. Ultimately, however, the Compensation Committee exercises its full discretion to determine the allocation between cash and non-cash or short-term and long-term incentive compensation.

2007 Executive Compensation Components

        For the fiscal year ended December 31, 2007, the principal components of compensation for the Named Executive Officers were:

  •
  base salary;

  •
  discretionary cash bonuses; and

  •
  long-term equity incentive compensation.

We also provide minimal perquisites and other personal benefits. Our compensation elements simultaneously fulfill one or more of our compensation philosophy goals and objectives.

        Our base salary and bonus decisions are designed to reward annual achievements and be commensurate with the executive's scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our other elements of compensation—in particular our long-term incentive program—focus on motivating and challenging the executive to achieve superior, longer-term, sustained results.

        Our Compensation Committee initially views the performance of our Named Executive Officers as a team in meeting our overall corporate goals and objectives when determining salary and equity compensation. Individual performance targets or performance measures are not set for our Named Executive Officers. The determination of any payouts is in the full discretion of the Compensation Committee. The exercise of that discretion is informed by, among other things, the Compensation Committee's assessment of the executive team's overall performance in meeting our corporate goals and objectives.

        After the overall team assessment is completed, individual decisions are driven by a subjective assessment of the individual's role in contributing to the executive team's collective performance during the year. Based on Mr. Crowe's subjective view of the relative contribution of the other Named Executive Officers to the team's overall performance, he provides to the Compensation Committee his recommendations for those individual's base salary and short- and long-term incentive compensation. Mr. Crowe develops his recommendations by first applying his judgment to what is an appropriate distribution of base salary and incentive compensation among the Named Executive Officers and then he may make adjustments based on his personal subjective view of the individual's contribution through the individual's role and/or whether the distribution is equitable. Mr. Crowe's adjustments, however, are not made by way of an assessment of the Named Executive Officers' performance using set individualized targets or performance measures. With respect to Mr. Crowe, the Compensation Committee establishes the base salary level and incentive compensation amounts.

  Base Salary

        We provide our Named Executive Officers with base salary to compensate them for services rendered during the year. These base salaries are based on experience, skills, job responsibilities and individual contribution, with reference to median base salary levels of executives in the relevant market as guided by our compensation peer groups that our Compensation Committee is using from time to time. Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. The Compensation Committee makes reasoned subjective determinations as to merit based increases to salaries for the Named Executive Officers based on the items described above.

        In February 2007, the Compensation Committee reviewed and adjusted the 2007 base salaries for our Named Executive Officers. Mr. Crowe's 2007 base salary was adjusted after reviewing his compensation history as well as the base salary levels for chief executive officers at our peer companies that were in effect at the time. The review of our primary compensation peer group indicated that Mr. Crowe's base salary was 14 percent below the median range of base salaries. Mr. Crowe's base salary was increased in February 2007 from an annual rate of $750,000 to an annual rate of $800,000, an approximately seven percent change to the annual rate.

        The base salaries for the other Named Executive Officers for 2007 were based on recommendations by Mr. Crowe. In making his recommendations for the other Named Executive Officers, in addition to the matters described above, Mr. Crowe considered:

  •
  each executive officer's expected future contributions;

  •
  the survey data of our primary compensation peer group;

  •
  market based salary data which indicated an expectation that salaries would generally increase in 2007 by approximately four percent; and

  •
  a comparison of the base salaries of the executive officers who report directly to Mr. Crowe to ensure internal equity.

        Based upon Mr. Crowe's recommendation, in February 2007, the Compensation Committee approved the following 2007 base salary increases for the other Named Executive Officers:

  •
  Mr. Patel's base salary was increased to an annual rate of $415,000 from $400,000, representing an approximately four percent increase;

  •
  Mr. O'Hara's base salary was increased to an annual rate of $570,000 from $550,000, representing an approximately four percent increase;

  •
  Mr. Stortz's base salary was increased to an annual rate of $450,000 from $425,000, representing an approximately six percent increase; and

  •
  Mr. Miller's base salary was increased to an annual rate of $490,000 from $475,000, representing an approximately three percent increase.

        The Compensation Committee used our compensation peer groups as a source for market or competitive data, which data was then used as a guideline for the exercise of its discretion in determining the salary adjustments for our Named Executive Officers. Our Compensation Committee did not use information with respect to our compensation peer groups to establish targets or otherwise benchmark its decisions. The inclusion of compensation peer group comparisons for salaries is provided as market or competitive data that informed the Compensation Committee's decision to increase base salaries in February 2007.

        We believe that Mr. Crowe's salary as a multiple of the other Named Executive Officers' salaries is in line with traditional multiples for the chief executive officer. The Compensation Committee also believes that the differences are explained by the positions that the individuals hold and are based on individual performance evaluations only to the extent described above. As described above, our Compensation Committee views the performance of our executive officers as a team when determining salary and equity compensation. Also as described above, Mr. Crowe develops his recommendations by first applying his judgment to what is an appropriate distribution of compensation among the Named Executive Officers and then he may make adjustments based on his personal subjective view of the individual's contribution through the individual's role and/or whether the distribution is equitable. Mr. Crowe's adjustments, however, are not made by way of an assessment of the Named Executive Officers' performance using set individualized targets or performance measures.

  Bonus

        Our cash bonus program is designed to reward our executives for the achievement of short-term financial and business goals. Although each executive officer is eligible to receive an award under our cash bonus program, the granting of the awards to any individual or the officers as a group is entirely at the discretion of our Compensation Committee. The Compensation Committee may choose to award the bonus or not, and decide on the actual level of the award, in light of all relevant factors after completion of the fiscal year.

        In February 2007, our Compensation Committee determined the 2007 business goals and objectives for the bonus program for our senior executives, which includes our Named Executive Officers. We refer to this program as the Executive Bonus Program. The business objectives included certain financial and strategic goals. Bonus payout targets were also set. 2007 bonuses did not have a minimum payout or maximum cap.

        Our Compensation Committee does not establish targets that if met by the Named Executive Officer or Officers automatically results in the payment of a bonus, or a portion of a bonus, to that individual or individuals. Instead, the Compensation Committee considers the meeting of a specific objective or goal as one factor that contributes to the exercise of the Compensation Committee's discretion to award a bonus. While the Compensation Committee may indicate particular measures or milestones the achievement of which it will consider in the exercise of its discretion, these measures or milestones are not intended as specific targets. It is the Compensation Committee's assessment of these measures or objectives after completion of the year—in addition to the Compensation Committee's assessment of the other factors that are described elsewhere in this Compensation Discussion and Analysis—that inform the Compensation Committee's exercise of its discretion in awarding a bonus.

        In addition, while goals and targets may be set, actual payout is determined by the Compensation Committee taking into account additional activities such as mergers, acquisitions, divestitures and capital markets activities, prevailing market and economic conditions and the subjective assessment of individual performance. Where performance is above the targeted level of performance, the Compensation Committee may elect to award a bonus above the range of expected payouts. Performance goals are generally assigned a weighting which is not absolute in its application, but serves as a guideline to inform the Compensation Committee's determination of the bonus award level. Ultimately, the Compensation Committee retains full discretion to adjust bonus payouts to prevent inappropriate results, taking into account the overall context of our results so that bonuses are neither too low nor too high.

        Using the design principles described above for our Executive Bonus Program, in February 2007 the Compensation Committee set the following 2007 goals and objectives for the executive bonus program, some of which were given more significant weighting than others:

  •
  Meet overall 2007 financial goals.  Performance against this goal is measured against publicly issued guidance on financial objectives, with an emphasis on adjusted EBITDA and free cash flow targets;

  •
  Undertake other strategic actions as appropriate, including capital markets and merger and acquisition activities. Performance against this goal is based on an assessment of the value added to the company as well as the level of EBITDA acquired in merger and acquisition transactions, and improvements in credit profile and balance sheet improvements with respect to the accomplishments in the capital markets. With respect to this objective, the Compensation Committee acknowledged that, depending upon the level of activities during the year, this objective could be a significant factor in determining overall 2007 bonus payouts; and

  •
  Attract, motivate and retain appropriate workforce.  Performance against this goal is measured by an assessment of employee turnover rate and employee satisfaction.

        From time to time during the course of the year, the Compensation Committee reviews the business goals and objectives for the Executive Bonus Program that are then in effect to confirm that these goals and objectives remain appropriate. The Compensation Committee therefore reserves the right to make adjustments during the year to the goals and objectives or the relative weighting assigned to the goals and objectives. However, no changes were made during 2007 to the goals and objectives that are described above for the 2007 Executive Bonus Program.

        In determining the Named Executive Officers' bonus compensation for 2007, the Compensation Committee considered the Named Executive Officers' performance as a group against the objectives described above. These results included the following items.

        Meet overall 2007 financial goals.    The following table summarizes our publicly issued guidance on financial objectives that was established in February 2007 as well as our actual results for 2007.

Metric ($ in millions)	2007 Full Year Projections	2007 Full Year Results
Core Communications Services revenue	$3,600-$3,800	$3,622
Other Communications Services revenue	$245-$285	$274
SBC Contract Services	$180-$220	$303

Total Communications Revenue	$4,025-$4,305	$4,199

Consolidated Adjusted EBITDA	$860-$920	$824
Consolidated Capital Expenditures	$600-$650	$633

While our actual financial performance during 2007 fell within the issued guidance ranges for five of the six categories listed above, we did not achieve our publicly issued guidance with respect to Consolidated Adjusted EBITDA. In addition, while we did not issue any public guidance with respect to free cash flow targets, our performance with respect to this metric was not at a level that was acceptable to the Compensation Committee.

        Also during the second and third quarters of 2007, the interval over which we activate services that we have sold increased. This increase in service activation cycle time had a negative effect on our service installation intervals and the rate of Core Communications Services revenue growth during the second, third and fourth quarters of 2007. During this same period, we also experienced challenges in our service management processes that resulted in longer response times to resolve customers' network service issues. As a result of consolidating key operational functions and organizations as part of the integration effort, our operating environment had become more complex in the first half of 2007.

        During the second and third quarters, we implemented certain process and organizational changes that were expected to improve service activation times and allow us to achieve our previously forecasted revenue and Adjusted EBITDA growth. However these changes were not adequate to address the breadth of the problems encountered during the third quarter 2007. As a result of these service activation and service management issues, the growth in Communications Services Revenue and Consolidated Adjusted EBITDA was lower than expected for the full year 2007 and is expected to be lower than originally forecasted in 2007 for the full year 2008. These downward revisions resulted in a revised guidance projection being issued in our third quarter 2007 earnings release dated October 23, 2007.

        Undertake other strategic actions as appropriate, including capital markets and merger and acquisition activities.    Given the nature of this objective, no specific quantitative targets were established by the Compensation Committee. As a result of a variety of factors, primarily the service activation and service management challenges that are described above, with the exception of completing the acquisition of the content distribution network assets from SAVVIS, Inc. in early January (which was announced in late 2006) and the acquisition of Servecast Limited in July 2007, we did not engage in any significant merger and acquisition activities during 2007. We were successful, however, in completing significant capital markets transactions in the first quarter of 2007 that resulted in a reduction in total consolidated debt to $6.864 billion at December 31, 2007 from $7.362 billion at December 31, 2006.

        Attract, motivate and retain appropriate workforce.    Given the nature of this objective, no specific quantitative targets were established by the Compensation Committee. Moreover, given the

Compensation Committee's assessment of performance against the other two objectives, the Compensation Committee did not assess 2007 performance against this objective for purposes of informing the exercise of the Compensation Committee's discretion to pay bonuses to the Named Executive Officers.

        As described in more detail below, the Compensation Committee determined to pay no bonuses to the Named Executive Officers for 2007.

  Stock Awards

        Background.    Our Compensation Committee also believes that a critical component of our compensation philosophy is having the ability to provide appropriate incentives to employees through a long-term incentive program that is tied to stock price performance. Our current LTI program provides for two types of equity awards. The first type of equity award is a stock-indexed security referred to as an outperform stock appreciation right or OSO, which is administered under our 1995 Stock Plan, as amended. The second type of equity award is restricted stock units or RSUs the restrictions on which lapse over a period of years, depending on the participant's continued employment and the terms of the specific grant, which is also administered under the 1995 Stock Plan, as amended. We believe that a blended equity vehicle of OSOs and RSUs allows us to accomplish several objectives, including providing an "outperformance" element through the OSO grants that is balanced by the retention element provided by RSUs. As discussed above, to determine the annual LTI program award pool for all participants in the RSU and OSO award programs, in February 2007 the Compensation Committee adopted, as a guideline, the Shareholder Value Transfer methodology.

        OSOs.    OSOs are currently designed to provide recipients of the awards with the incentive to maximize stockholder value and to reward recipient employees only when the price of our common stock outperforms the S&P 500® Index between the date of grant and the date that the OSO is settled. For the OSOs granted beginning in April 2007, OSOs have a three-year life and vest 100% on the third anniversary of the date of the award and will fully settle on that date. In other words, recipients of these OSOs will not be able to voluntarily exercise the OSOs as they will settle automatically with value on the third anniversary of the date of the award or expire without value on that date. This type of instrument is sometimes referred to as a "European style option." The Compensation Committee felt that the use of a European style OSO provides a potentially longer holding period and a better alignment of our LTI program with the interests of our stockholders. In addition, the Compensation Committee believes that this version of our OSO program may be more easily understood and valued by both our employees and investors.

        OSOs have an initial strike price that is equal to the closing market price of our common stock on the trading day immediately prior to the date of grant. This initial strike price is referred to as the "Initial Price." On the settlement date, the Initial Price is adjusted—as of that date—by a percentage that is equal to the aggregate percentage increase or decrease in the S&P 500® Index over the period beginning on the date of grant and ending on the trading day immediately preceding the settlement date for the OSO. The Initial Price, however, can not be adjusted below the closing price of our common stock on the day that the OSO was granted.

        Since a core belief of our compensation philosophy is to have employees share appropriately with our stockholders in the value that the employees' efforts create, the value of all OSOs will increase as the price of our common stock increases relative to the performance of the S&P® 500 Index over time. This increase in value is attributable in part to the use of a "success multiplier."

        The mechanism for determining the value of an individual OSO award is described below:

        The Initial Price, as determined on the day prior to the OSO grant date, is adjusted over time (the "Adjusted Strike Price") until the settlement date. The adjustment is an amount equal to the percentage appreciation or depreciation in the value of the S&P 500® Index from the date of grant to the settlement date. The value of the OSO increases for increasing levels of outperformance. OSOs have a multiplier range from zero to four depending upon the performance of our common stock relative to the S&P 500® Index as shown in the following table.

If Level 3 Stock Outperforms the S&P 500® Index by:	Then the Pre-multiplier Gain Is Multiplied by a Success Multiplier of:
0% or Less	0.00
More than 0% but Less than 11%	Outperformance percentage multiplied by 4/11
11% or More	4.00

The pre-multiplier gain is our common stock price minus the Adjusted Strike Price on the settlement date.

        RSUs.    RSUs are granted on a regular, fixed quarterly basis. We grant RSUs on a quarterly basis to provide our employees, including our Named Executive Officers, with awards that are distributed throughout the year. The restrictions on RSUs generally lapse in equal annual installments over three or four years, depending on the employee's continued employment and the terms of the specific grant.

        Grant Decisions for 2007.    Today, all of our employees are eligible to receive RSU awards, but only certain employees, including all of our Named Executive Officers, are eligible to receive awards of OSOs. At the beginning of each year, a fixed target award amount is determined for each employee for RSUs and, if eligible, a fixed target award amount is determined for OSOs. These fixed amounts are set for the year, and are then divided by four in the case of RSUs and by twelve with respect to OSOs to determine the number actually awarded to the employee quarterly or monthly, as the case may be. These fixed amounts are not adjusted during the year based on the individual's performance. However, the Compensation Committee reserves the right to make changes to this program—including the fixed target amounts—as conditions in the market or our business require.

        The award level for each Named Executive Officer for 2007 was determined by the Compensation Committee in February 2007, based upon: prior performance; the importance of retaining the Named Executive Officers' services; the potential for their performance to help us attain our long-term goals; the individual's job position and responsibilities and a consideration of the applicable elements of our compensation philosophy. The Compensation Committee also used as a guideline, competitive data from both the primary and secondary compensation peer groups. The Compensation Committee will continue to set the fixed target amounts of OSOs and RSUs for all Named Executive Officers.

        Timing of Awards.    We have awarded OSOs on fixed grant dates, and we award RSUs generally also on fixed grant dates. In certain cases, new employees receive a grant of RSUs effective upon their actual employment with us, but those new employees who are eligible to receive OSOs do not receive OSO awards until the next regular award date after their date of hire. In addition, we do not coordinate grants of these awards so that they are made before announcement of favorable information, or after announcement of unfavorable information. All awards to Named Executive Officers require the direct approval of the Compensation Committee. Since 1998, OSOs were granted on a fixed quarterly basis, and beginning in April 2007, OSOs are granted on a fixed monthly basis on the first day of the month. We grant OSOs on a fixed monthly basis to address the challenge presented by our common stock price's significant volatility with respect to the establishment of the Initial Price. The first OSO award under the modified program was made on April 1, 2007, representing awards for January, February, March and April. The initial strike price for all OSOs is the prior trading day's closing price of our common stock on the NASDAQ Global Select Market.

        Beginning January 1, 2007, RSUs are granted on a fixed quarterly basis on the first day of January, April, July and October, with the first award under the modified program being made on April 1, 2007 representing awards for both January 1, 2007 and April 1, 2007. Prior to April 2007, RSUs were granted on fixed dates of April 1, 2005 (which was a special one-time retention award to certain employees and a special interim grant to all employees), July 1, 2005 (for an annual award), July 1, 2006 (for a quarterly award) and October 1, 2006 (for a quarterly award). Awards of both OSOs and RSUs were suspended after October 1, 2006 in anticipation of the restructuring of the LTI program for 2007. LTI targets for new hires are determined at the time of their joining the company.

        Change in Control.    Our OSOs generally vest or settle, as the case may be, upon a change in control of Level 3 Communications, Inc. In addition, the restrictions on our RSUs generally lapse upon a change of control. This is generally the only benefit obtained automatically upon a change of control.

        The definition of what constitutes a "change of control" is set forth in our 1995 Stock Plan. The following summary is qualified in its entirety by reference to the full definition included in the 1995 Stock Plan. The definition of what constitutes a change of control in the 1995 Stock Plan can be summarized as follows.

  (i)
  The acquisition by any individual, entity or group of beneficial ownership (within the meaning of the SEC's rules) of 30% or more (on a fully diluted basis) of either the then outstanding shares of our common stock, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock; with certain acquisitions that are excluded from this provision; or

  (ii)
  Individuals who, as of April 1, 1998, constitute the Board, which is defined as the "Incumbent Board," cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to April 1, 1998 whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest; or

  (iii)
  Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, which is defined as a "Business Combination," unless, following such Business Combination, (a) our stockholders continue to hold more than 60% of the then outstanding voting securities of the entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of our outstanding common stock and (b) no person or entity (with certain exceptions) beneficially owns, directly or indirectly, 50% or more (on a fully diluted basis) of, respectively, the then outstanding voting securities of the entity resulting from such Business Combination, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

  (iv)
  Approval by our stockholders of a complete liquidation or dissolution of the Company.

In addition, the Compensation Committee may, by a written determination prior to the consummation of an event or transaction, determine that such event or transaction does not constitute a Change in Control, provided that the Compensation Committee reasonably concludes that such event or transaction (i) is not likely to result in a significant change to the identities of the persons functioning as our senior management, either immediately or in the foreseeable future (it being understood that the Compensation Committee need not conclude that no changes in our senior management are likely to occur), and (ii) is not likely to result in control of the Board (or a significant portion of the Board's functions) being transferred to a single person or entity, either immediately or in the foreseeable future, with certain specified exceptions.

        So that our RSUs will be compliant with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, we have also added a requirement that the change of control must also qualify as a "change in control event" as defined in Treasury Regulation 1.409A-3(i)(5)(i). In the event that there is a change in control as defined by the 1995 Stock Plan that does not qualify as a change in control event under Section 409A, if the employee undergoes a separation from service on account of his or her termination of employment by us without cause following that change in control, we will, in our sole discretion, either (a) issue all unissued shares of our common stock issuable pursuant to the RSU award to the employee or (b) pay the employee in a combination of cash and stock the value of those shares of our common stock as provided for in the 1995 Stock Plan.

        We adopted the so-called "single" trigger treatment for equity vehicles for the following reasons:

  •
  To keep employees relatively whole for a reasonable period, but avoid creating a "windfall."

  •
  Single trigger vesting ensures that ongoing employees are treated the same as terminated employees with respect to outstanding equity grants.

  •
  Single trigger vesting provides employees with the same opportunities as stockholders, who are free to sell their equity at the time of the change in control event and thereby realize the value created at the time of the transaction.

  •
  The employing company that made the original equity grant will no longer exist after a change in control and employees should not be required to have the fate of their outstanding equity tied to the new company's future success.

  •
  Single trigger vesting on performance-contingent equity, in particular, is appropriate given the difficulty of replicating the underlying performance goals.

  •
  To support the compelling business need to retain key employees during the uncertain times preceding a change in control.

  •
  A single trigger on equity vesting can be a powerful retention device during change in control discussions, especially for more senior executives where equity represents a significant portion of their total pay package.

        In addition, we will provide gross-ups for our employees from any taxes due under Section 4999 of the Internal Revenue Code of 1986. The effects of Section 4999 generally are unpredictable and can have widely divergent and unexpected effects based on an executive's personal compensation history. We determined that the potential for Section 4999 gross up payments are appropriate for all of our employees, because it is uncertain at the time an employee joins the company whether he or she will be affected by Section 4999 at the time of a change of control and to provide an equal level of benefit across individuals without regard to the effect of the excise tax.

        Modifications Generally.    From time to time, our Compensation Committee evaluates the structure of our LTI programs. Our Compensation Committee from time to time may make modifications to these programs to reflect the changing needs related to attracting, retaining and motivating our Named

Executive Officers. These changes may be based, in part, on market conditions and the LTI program of competitors. As new LTI instruments are frequently developed and since the tax and accounting treatment of various instruments are subject to change over time, management and the Compensation Committee regularly review our compensation programs to determine whether these programs are accomplishing our goals in the most cost-effective manner.

Determination of Bonus and Stock Awards for 2007

        Bonus.    The Compensation Committee, as well as the full Board of Directors, continues to be satisfied with Mr. Crowe's leadership of the company. The Compensation Committee believes, however, that 2007 presented significant challenges for the Company. In February 2008, the Compensation Committee concluded that based on:

  •
  our compensation philosophy as described above;

  •
  its evaluation of the overall performance of the Named Executive Officers against the 2007 objectives as described above; and

  •
  the fact that we lowered our financial guidance during the second half of 2007 and our expectation for 2008;

the Compensation Committee would exercise its discretion to pay no bonus to Mr. Crowe for 2007. For the same reasons described with respect to Mr. Crowe, the Compensation Committee also determined to pay no bonus for 2007 to the other Named Executive Officers—Messrs. Patel, O'Hara, Stortz and Miller.

        Stock Based Awards.    The 2007 LTI award levels for the Named Executive Officers were determined by the Compensation Committee in February 2007. We grant OSOs and RSUs to our Named Executive Officers based upon the Named Executive Officers' prior performance, the importance of retaining their services and the potential for their performance to help us attain our long-term goals. Our Compensation Committee views the performance of our Named Executive Officers as a team when determining LTI award levels. We do not set individual performance targets or performance measures for our Named Executive Officers. The determination of any award levels is in the full discretion of the Compensation Committee. The exercise of that discretion is informed by, among other things, the Shareholder Value Transfer methodology and the executive team's overall performance as assessed by the Compensation Committee. After the overall team assessment is completed, individual decisions are driven by a subjective assessment of the individual's role in contributing to the executive team's collective performance during the year. Based on Mr. Crowe's subjective view of the relative contribution of the other named executive officers to the team's overall performance, he provides to the Compensation Committee his recommendations for those individual's LTI award level. Mr. Crowe develops his recommendations by first applying his judgment to what is an appropriate distribution of LTI awards among the Named Executive Officers and then he may make adjustments based on his personal subjective view of the individual's contribution through the individual's role and/or whether the distribution is equitable. Mr. Crowe's adjustments, however, are not made by way of an assessment of the Named Executive Officers' performance using set individualized targets or performance measures. The Compensation Committee establishes the level of LTI awards for Mr. Crowe. In the exercise of its discretion, the Compensation Committee also considers as a guideline—and not as a benchmark—competitive data from the primary compensation peer group.

        As a participant in our LTI program during 2007, Mr. Crowe received grants of 392,472 RSUs and 392,472 OSOs. As a participant in our LTI program, Mr. Patel received grants of 117,744 RSUs and 117,744 OSOs during 2007. As a participant in our LTI program, Mr. O'Hara received grants of 196,236 RSUs and 196,236 OSOs during 2007. As a participant in our LTI program, Mr. Stortz received grants of 125,592 RSUs and 125,592 OSOs during 2007. As a participant in our LTI program, Mr. Miller received grants of 156,996 RSUs and 156,996 OSOs during 2007.

        Given Mr. Crowe's and the other Named Executive Officers' roles in leading Level 3 during 2007 and the challenges experienced during the year, the Compensation Committee considers the total remuneration provided to the Named Executive Officers for 2007 to be appropriate.

  Other Compensatory Benefits

        As salaried, U.S.-based employees, the Named Executive Officers participate in a variety of health and welfare and paid time-off benefits designed to enable us to attract and retain our workforce in a competitive marketplace. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.

  Perquisites

        We limit the perquisites that we make available to our Named Executive Officers. With the exception of the personal use of our corporate aircraft—which is discussed below—our Named Executive Officers are entitled to no benefits that are not otherwise available to all of our employees. In this regard it should be noted that we do not provide pension arrangements, post-retirement health coverage, or similar benefits for our Named Executive Officers or other employees.

        While not a perquisite as defined by the SEC's rules, we provide our Named Executive Officers personal use of our corporate aircraft because we believe that this benefit generally allows our executives to work more efficiently, and that providing this benefit strikes the appropriate balance since the executives that use our corporate aircraft solely for personal use agree to reimburse us for our incremental cost pursuant to an Aircraft Time-Share Agreement. This agreement provides that we will charge the individual the incremental cost to operate the aircraft as allowed by Part 91 of the U.S. Federal Aviation Administration regulations for personal use of corporate aircraft. The rate used for 2007 was $1,500 per hour of use. We received a total payment in the amount of $257,357 from Mr. Crowe under his agreement in 2007, a total payment in the amount of $153,669 from Mr. O'Hara under his agreement for the same period, a total payment in the amount of $12,255 from Mr. Stortz under his agreement for the same period and a total payment in the amount of $7,095 from Mr. Miller under his agreement for the same period.

        We note that when a guest accompanies a Named Executive Officer on business travel, we impute as income the amounts required to be reported as income pursuant to the Internal Revenue Service's Standard Industry Fare Level, or SIFL, rates. If the executive is using the corporate aircraft solely for personal use, the executive is required to reimburse us pursuant to the Aircraft Time-Share Agreement discussed above. For 2007, Mr. Crowe had $1,334 of imputed income and Mr. O'Hara had $24,757 of imputed income. However, as these amounts relate to imputed income for travel that was incidental to business travel by the Named Executive Officer, there is no actual incremental cost to us for providing this personal use of our corporate aircraft.

  Post-Employment Compensation

        Pension Benefits.    We do not provide pension arrangements or post-retirement health coverage for our Named Executive Officers. Our Named Executive Officers, as well as all of our U.S.-based employees, are eligible to participate in our 401(k) plan. We provide a matching contribution to all participants in the 401(k) plan, including our Named Executive Officers, through units in the Level 3 Stock Fund, the mechanism that is used for Level 3 to make employer matching and other contributions to employees, including the Named Executive Officers, through the Level 3 401(k) plan. We currently match up to 100% of 7% of eligible earnings or regulatory limits. For the year ended December 31, 2007, the Compensation Committee also approved a discretionary grant of 3% of eligible compensation to qualifying U.S.-based employees, including all of the Named Executive Officers, which is deposited in their 401(k) share accounts in the form of units in the Level 3 Stock Fund. Neither our Named Executive Officers nor our other employees are able to purchase units in the Level 3 Stock Fund. As all of our Named Executive Officers have more than three years of service with us, each of the Named Executive Officers are fully vested in the units of the Level 3 Stock Fund in their 401(k) plan accounts.

        Nonqualified Deferred Compensation.    We do not provide any nonqualified defined contribution or other deferred compensation plans.

        Other Post-Employment Payments.    All of our Named Executive Officers are employees-at-will and as such do not have employment contracts with us. To induce Mr. Patel to remain as our Group Vice President and Chief Financial Officer during the transition to a new chief financial officer, on October 15, 2007, we entered into a Retention Agreement with Mr. Patel, which we refer to as the Retention Agreement. This agreement was terminated in full by Mr. Patel and us as of March 14, 2008 in connection with Mr. Patel remaining our employee and our Chief Financial Officer. For more information regarding the Retention Agreement, please see "Potential Payments Upon Termination—Patel Retention Agreement," below.

Stock Ownership Guidelines

        The Compensation Committee has adopted guidelines for ownership of our common stock for our senior executives. The Compensation Committee reviews these guidelines at least annually, and may update or modify them based on a variety of factors including the composition of our senior management team and stock market conditions. Stock held by the individual, his or her spouse and minor children, along with shares of our common stock held in the individual's 401(k) Plan account and in trusts for the benefit of these individuals, will be included for purposes of determining the individual's satisfaction of the ownership guidelines. The guidelines as in effect for 2007 and 2008 are as follows:

CEO	1,000,000
COO/President/Vice Chairman	500,000
Group Presidents/Executive Vice Presidents/CFO	250,000
Group Vice Presidents	150,000
Members of Board of Directors	50,000

        The Compensation Committee has concluded that grants of restricted stock or restricted stock units will not be made to assist individuals in meeting the ownership guidelines. In addition, the Compensation Committee has concluded not to force individuals to make either private or open market purchases of our common stock to meet the ownership guidelines. Rather, the Compensation Committee has concluded that after a period of 5 years—beginning on the earlier of (a) the date that the individual is elected to the relevant position and (b) February 2007 if the individual was serving in the position in February 2007—that until such time as the individual is in compliance with these guidelines, 25% of the shares of our common stock issuable upon any OSO exercise or settlement or upon restrictions on restricted stock unit grants lapsing should be held by the individual in the form of shares of our common stock until such time as the guideline has been met. The failure of an individual to make a good faith effort to meet the guidelines in a timely manner and to maintain their compliance with the guidelines will be a significant factor in the Compensation Committee's and senior management's determinations of the individual's future bonus payments and long-term incentive compensation awards.

Potential Effect on Compensation from Executive Misconduct

        If our Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoers as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, (1) termination of employment, (2) initiating an action for breach of fiduciary duty, and (3) if the misconduct resulted in a significant restatement of the company's financial results, seeking reimbursement of any compensation paid or awarded to the executive that is greater than what would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Section 162(m) of the Internal Revenue Code

        The Compensation Committee takes into consideration the tax deductibility limitation of Section 162(m) of the Internal Revenue Code of 1986, or the Code, when making compensation decisions for the company's Named Executive Officers. Generally, Section 162(m) limits the amount of compensation that a public company can deduct for federal income tax purposes to the extent that the compensation is greater than $1.0 million and does not fall within that section's exemptions. Our OSO program is intended to meet the requirements for "qualified performance-based compensation" exempt from these deductibility limitations. Our bonus program, however, would not qualify for the exemptions contained in Section 162(m). The Compensation Committee does not believe it is advisable to adopt a strict policy against paying nondeductible compensation, and may do so in appropriate circumstances. While the Compensation Committee takes into consideration the tax deductibility limitation of Section 162(m), at the present time, the Compensation Committee's determination with respect to the payment of compensation to our Named Executive Officers is not affected by this tax deductibility limitation.

Compensation Committee Report

        The Compensation Committee of the Board has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the committee recommended to our Board that the Compensation Discussion and Analysis be included in the company's Form 10-K for the year ended December 31, 2007 and the company's Proxy Statement with respect to the 2008 Annual Meeting of Stockholders. This report is provided by the following independent directors, who comprise the committee:

Richard R. Jaros (Chairman)
Robert E. Julian
Arun Netravali

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(2)		All Other Compensation ($)(3)		Total ($)
James Q. Crowe Chief Executive Officer	2007 2006	$ $	790,385 706,731	$ $	0 4,000,000	$ $	5,093,629 1,418,594	$ $	4,764,284 2,578,290	$ $	22,250 21,600	$ $	10,670,548 8,725,215
Sunit S. Patel Chief Financial Officer	2007 2006	$ $	412,115 389,616	$ $	0 1,700,000	$ $	698,526 402,662	$ $	689,357 896,392	$ $	22,250 21,600	$ $	1,822,248 3,410,270
Kevin J. O'Hara(4) President and COO	2007 2006	$ $	566,154 529,231	$ $	0 2,500,000	$ $	1,180,883 690,160	$ $	1,188,564 1,465,554	$ $	22,250 24,503	$ $	2,957,851 5,209,448
Charles C. Miller, III Exec. VP & Vice Chairman	2007 2006	$ $	487,115 461,731	$ $	0 1,700,000	$ $	1,788,474 545,339	$ $	1,905,769 1,031,316	$ $	22,250 24,986	$ $	4,203,608 3,763,372
Thomas C Stortz Exec. VP & Chief Legal Officer	2007 2006	$ $	445,192 412,885	$ $	0 1,875,000	$ $	1,579,005 431,979	$ $	1,535,698 904,284	$ $	22,250 26,744	$ $	3,582,145 3,650,892

(1)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the referenced fiscal year for the fair value of RSUs granted in that fiscal year as well as those granted in prior fiscal years up to the referenced fiscal year. These values have been calculated in accordance with SFAS 123R using the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the effect of estimated forfeitures related to service-based vesting conditions. For additional information relating to the assumptions made by us in valuing these awards, refer to note 16 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC. See the Grants of Plan-Based Awards Table for more information on awards made in 2007. The amounts in this column reflect our accounting expense for these awards, and may not correspond to the actual value that will be recognized by the Named Executive Officers. Amounts for Messrs. Crowe, Miller and Stortz reflect the acceleration of dollar amounts recognized for financial statement reporting purposes for these awards because each of these individuals is currently eligible for our retirement benefit opportunity that is described below.

(2)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to the referenced fiscal year for the fair value of outperform stock options, or OSOs, granted to each of the Named Executive Officers in that fiscal year as well as those granted in prior fiscal years up to the referenced fiscal year. These values have been calculated in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions we made with respect to these grants, refer to note 16 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC. See the Grants of Plan-Based Awards Table for more information on OSOs granted in 2007. The amounts in this column reflect our accounting expense for these awards, and may not correspond to the actual value that will be recognized by the Named Executive Officers. Amounts for Messrs. Crowe, Miller and Stortz reflect the acceleration of dollar amounts recognized for financial statement reporting purposes for these awards because each of these individuals is currently eligible for our retirement benefit opportunity that is described below.

(3)
See the All Other Compensation Table below for additional information.

(4)
Effective March 10, 2008, Mr. O'Hara stepped down from his position as our President and Chief Operating Officer.

All Other Compensation Table

        The following table describes each component of the All Other Compensation column in the Summary Compensation Table.

Name	Year	Perquisites and Other Personal Benefits ($)	Company Contributions to Savings Plans ($)(1)	Total ($)
James Q. Crowe	2007 2006	0 0	22,250 21,600	22,250 21,600
Sunit S. Patel	2007 2006	0 0	22,250 21,600	22,250 21,600
Kevin J. O'Hara	2007 2006	0 0	22,250 24,503	22,250 24,503
Charles C. Miller, III	2007 2006	0 0	22,250 24,986	22,250 24,986
Thomas C. Stortz	2007 2006	0 0	22,250 26,744	22,250 26,744

(1)
This column includes $15,500 company matching contributions to the Named Executive Officer's 401(k) plan account and $6,750 discretionary contributions to the Named Executive Officer's 401(k) plan account for 2007. These contributions were made in the form of units of the Level 3 Stock Fund.

Grants of Plan-Based Awards in 2007

        This table provides the following information about equity granted to the Named Executive Officers in 2007: (1) the grant date; (2) the number of shares underlying the RSUs awarded to the Named Executive Officers (3) the number of shares underlying OSOs awarded to the Named Executive Officers, (4) the initial strike price of the OSOs, which reflects the closing price of our common stock on the date prior to the grant date and (5) the grant date fair value of each equity award computed under SFAS 123R.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)		Grant Date Fair Value of Stock and Option Awards ($)(4)
James Q. Crowe	4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 2/26/2007 4/1/2007 7/1/2007 10/1/2007	157,536 196,236 98,118 98,118	130,824 32,706 32,706 32,706 32,706 32,706 32,706 32,706 32,706	$ $ $ $ $ $ $ $ $	6.10 5.56 5.81 5.85 5.23 5.23 4.65 3.03 3.36	$ $ $ $ $ $ $ $ $ $ $ $ $	1,023,186.36 233,152.30 243,635.77 245,313.12 219,314.12 219,314.12 194,992.48 127,059.62 140,897.79 1,031,860.80 1,054,831.30 505,800.25 402,046.35

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)		Grant Date Fair Value of Stock and Option Awards ($)(4)
Sunit S. Patel	4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 2/26/2007 4/1/2007 7/1/2007 10/1/2007	47,262 58,872 29,436 29,436	39,248 9,812 9,812 9,812 9,812 9,812 9,812 9,812 9,812	$ $ $ $ $ $ $ $ $	6.10 5.56 5.81 5.85 5.23 5.23 4.65 3.03 3.36	$ $ $ $ $ $ $ $ $ $ $ $ $	306,962.16 69,947.12 73,092.22 73,595.44 65,795.58 65,795.58 58,498.94 38,118.66 42,270.20 309,566.10 316,455.84 151,743.17 120,616.36
Kevin J. O'Hara	4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 2/26/2007 4/1/2007 7/1/2007 10/1/2007	78,768 98,118 49,059 49,059	65,412 16,353 16,353 16,353 16,353 16,353 16,353 16,353 16,353	$ $ $ $ $ $ $ $ $	6.10 5.56 5.81 5.85 5.23 5.23 4.65 3.03 3.36	$ $ $ $ $ $ $ $ $ $ $ $ $	511,593.18 116,576.15 121,817.88 122,656.56 109,657.06 109,657.06 97,496.24 63,529.81 70,448.90 515,930.40 527,415.65 252,900.13 201,023.18
Charles C. Miller, III	4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 2/26/2007 4/1/2007 7/1/2007 10/1/2007	47,262 78,498 39,249 39,249	52,332 13,083 13,083 13,083 13,083 13,083 13,083 13,083 13,083	$ $ $ $ $ $ $ $ $	6.10 5.56 5.81 5.85 5.23 5.23 4.65 3.03 3.36	$ $ $ $ $ $ $ $ $ $ $ $ $	409,293.31 93,265.20 97,458.78 98,129.75 87,729.67 87,729.67 78,000.57 50,826.18 56,361.70 309,566.10 421,951.87 202,329.38 160,825.92

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)		Grant Date Fair Value of Stock and Option Awards ($)(4)
Thomas C. Stortz	4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 2/26/2007 4/1/2007 7/1/2007 10/1/2007	59,076 62,796 31,398 31,398	41,864 10,466 10,466 10,466 10,466 10,466 10,466 10,466 10,466	$ $ $ $ $ $ $ $ $	6.10 5.56 5.81 5.85 5.23 5.23 4.65 3.03 3.36	$ $ $ $ $ $ $ $ $ $ $ $ $	327,422.14 74,609.31 77,964.04 78,500.80 70,181.06 70,181.06 62,398.07 40,659.39 45,087.64 386,947.80 337,548.59 161,857.32 128,655.82

(1)
This column shows the number of RSUs granted in 2007 to the Named Executive Officers. Each of these grants of RSUs, other than the grants made on February 26, 2007, will have their restrictions lapse in four equal installments on the first, second, third and fourth anniversaries of the date of grant. The grants made on February 26, 2007 will vest in three equal installments on the first, second and third anniversaries of the date of grant.

(2)
This column shows the number of OSOs granted in 2007 to the Named Executive Officers. The number of shares issued upon exercise or settlement of OSOs is subject to increase or decrease based on the relative performance of our common stock when compared with the performance of the S&P 500® Index over the period between the date of grant of the OSO and the date immediately preceding the date of settlement. OSOs currently outstanding have a success multiplier ranging from zero to four depending upon the performance of our common stock relative to the S&P 500® Index. For details on the formula to determine the number of shares of our common stock that is issued upon settlement of vested OSOs, please see the discussion under the caption "2007 Executive Compensation Components—Stock Awards—OSOs," above. OSOs awarded on or after April 1, 2007 vest and fully settle on the third anniversary of the grant date. OSO awards provide for acceleration of vesting in the event of a change of control as defined in our 1995 Stock Plan, as amended.

(3)
OSOs have an initial exercise price that is equal to the closing market price of our common stock on the trading day immediately prior to the date of grant. This exercise price is referred to as the Initial Price. At settlement, the Initial Price is adjusted—as of that date—by a percentage that is equal to the aggregate percentage increase or decrease in the S&P 500® Index over the period beginning on the date of grant and ending on the trading day immediately preceding the settlement date of the OSO. For details on the formula to determine the adjustment to the Initial Price for OSOs, please see the discussion under the caption "2007 Executive Compensation Components—Stock Awards—OSOs," above.

(4)
This column shows the full grant date fair value of RSUs under SFAS 123R and the full grant date fair value of OSOs under SFAS 123R granted to the Named Executive Officers, in 2007. Generally, the full grant date fair value is the amount that the company would expense in its financial statements over the award's vesting schedule. For purposes of the RSUs, fair value is calculated using the closing price of our stock the day before the grant date of $6.55 for February 26, 2007, $6.10 for April 1, 2007, $5.85 for July 1, 2007 and $4.65 for October 1, 2007. For purposes of the OSOs, the fair value is calculated using a calculation value factor of:

•	April 1, 2007	$8.88
•	May 1, 2007	$8.09
•	June 1, 2007	$8.45
•	July 1, 2007	$8.51
•	August 1, 2007	$7.61
•	September 1, 2007	$7.61
•	October 1, 2007	$6.77
•	November 1, 2007	$4.41
•	December 1, 2007	$4.89

        For additional information on the valuation assumptions with respect to the 2007 grants, refer to note 16 of our financial statements in our Form 10-K for the year ended December 31, 2007, as filed with the SEC.

Outstanding Equity Awards at 2007 Fiscal Year End

        The following table provides information on the current holdings of OSOs and RSUs by the Named Executive Officers. This table includes vested and unvested OSOs and unvested RSUs. Each grant is shown separately for each Named Executive Officer. The vesting schedule for each grant is shown following this table, based on the award grant date. For additional information about the OSO and RSU awards, see the descriptions under the caption "2007 Executive Compensation Components—Stock Awards" above. Because the number of shares underlying any OSO is subject to change by way of a formulaic multiplier based upon the performance of our common stock relative to the performance of the S&P 500® Index, a zero included in the columns titled Number of Securities Underlying Unexercised Options indicates that the OSOs comprising those specific grants have a zero multiplier resulting in a zero dollar value ($0) at December 31, 2007, indicating that our common stock price had not outperformed the S&P 500® Index from the grant date of these OSOs through December 31, 2007.

	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options (#)(1)	Number of Securities Underlying Unexercised Options (#)(1)						Market Value of Shares or Units of Stock That Have Not Vested ($)
Number of Shares or Units of Stock That Have Not Vested (#)
Option Exercise Price ($)(2)
	Grant Date					Option Expiration Date
Name		Exercisable	Unexercisable
James Q. Crowe	7/1/2005 10/1/2005 1/1/2006 4/1/2006 7/1/2006 10/1/2006 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007	72,500 19,883 0 0 0 0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0 0 0 0 1,291 0	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $	2.51 2.78 3.38 5.89 5.14 5.94 6.32 5.56 5.81 5.85 5.29 5.23 4.65 3.03 3.36	7/1/2009 10/1/2009 1/1/2010 4/1/2010 7/1/2010 10/1/2010 4/1/2010 5/1/2010 6/1/2010 7/1/2010 8/1/2010 9/1/2010 10/1/2010 11/1/2010 12/1/2010	1,099,143 237,500 89,062 89,062 157,536 196,236 98,118 98,118	(a) (b) (c) (d) (e) (f) (g) (h)	$ $ $ $ $ $ $ $	3,341,395 722,000 270,748 270,748 478,909 596,557 298,279 298,279

	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options (#)(1)	Number of Securities Underlying Unexercised Options (#)(1)						Market Value of Shares or Units of Stock That Have Not Vested ($)
Number of Shares or Units of Stock That Have Not Vested (#)
Option Exercise Price ($)(2)
	Grant Date					Option Expiration Date
Name		Exercisable	Unexercisable
Sunit S. Patel	1/1/2004 4/1/2004 7/1/2004 10/1/2004 1/1/2005 7/1/2005 10/1/2005 1/1/2006 4/1/2006 7/1/2006 10/1/2006 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007	0 0 0 0 0 23,658 6,488 0 0 0 0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 387 0	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	7.54 5.23 4.53 3.42 4.12 2.51 2.78 3.38 5.89 5.14 5.94 6.32 5.56 5.81 5.85 5.29 5.23 4.65 3.03 3.36	1/1/2008 4/1/2008 7/1/2008 10/1/2008 1/1/2009 7/1/2009 10/1/2009 1/1/2010 4/1/2010 7/1/2010 10/1/2010 4/1/2010 5/1/2010 6/1/2010 7/1/2010 8/1/2010 9/1/2010 10/1/2010 11/1/2010 12/1/2010	39,386 100,000 77,500 29,062 29,062 47,262 58,872 29,436 29,436	(i) (j) (b) (c) (d) (e) (f) (g) (h)	$ $ $ $ $ $ $ $ $	119,733 304,000 235,600 88,348 88,348 143,676 178,971 89,485 89,485
Kevin J. O'Hara	7/1/2005 10/1/2005 1/1/2006 4/1/2006 7/1/2006 10/1/2006 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007	41,211 11,302 0 0 0 0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0 0 0 0 646 0	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $	2.51 2.78 3.38 5.89 5.14 5.94 6.32 5.56 5.81 5.85 5.29 5.23 4.65 3.03 3.36	7/1/2009 10/1/2009 1/1/2010 4/1/2010 7/1/2010 10/1/2010 4/1/2010 5/1/2010 6/1/2010 7/1/2010 8/1/2010 9/1/2010 10/1/2010 11/1/2010 12/1/2010	78,772 150,000 135,000 50,625 50,625 78,768 98,118 49,059 49,059	(i) (j) (b) (c) (d) (e) (f) (g) (h)	$ $ $ $ $ $ $ $ $	239,467 456,000 410,400 153,900 153,900 239,455 298,279 149,139 149,139
Charles C. Miller, III	7/1/2005 10/1/2005 1/1/2006 4/1/2006 7/1/2006 10/1/2006 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007	29,000 7,953 0 0 0 0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0 0 0 0 516 0	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $	2.51 2.78 3.38 5.89 5.14 5.94 6.32 5.56 5.81 5.85 5.29 5.23 4.65 3.03 3.36	7/1/2009 10/1/2009 1/1/2010 4/1/2010 7/1/2010 10/1/2010 4/1/2010 5/1/2010 6/1/2010 7/1/2010 8/1/2010 9/1/2010 10/1/2010 11/1/2010 12/1/2010	78,772 110,000 95,000 35,625 35,625 47,262 78,498 39,249 39,249	(i) (j) (b) (c) (d) (e) (f) (h) (g)	$ $ $ $ $ $ $ $ $	239,467 334,400 288,800 108,300 108,300 143,676 238,634 119,317 119,317

	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options (#)(1)	Number of Securities Underlying Unexercised Options (#)(1)						Market Value of Shares or Units of Stock That Have Not Vested ($)
Number of Shares or Units of Stock That Have Not Vested (#)
Option Exercise Price ($)(2)
	Grant Date					Option Expiration Date
Name		Exercisable	Unexercisable
Thomas C. Stortz	1/1/2004 4/1/2004 7/1/2004 10/1/2004 1/1/2005 7/1/2005 10/1/2005 1/1/2006 4/1/2006 7/1/2006 10/1/2006 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007	0 0 0 0 0 23,658 6,488 0 0 0 0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 413 0	$ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $ $	7.54 5.23 4.53 3.42 4.12 2.51 2.78 3.38 5.89 5.14 5.94 6.32 5.56 5.81 5.85 5.29 5.23 4.65 3.03 3.36	1/1/2008 4/1/2008 7/1/2008 10/1/2008 1/1/2009 7/1/2009 10/1/2009 1/1/2010 4/1/2010 7/1/2010 10/1/2010 4/1/2010 5/1/2010 6/1/2010 7/1/2010 8/1/2010 9/1/2010 10/1/2010 11/1/2010 12/1/2010	39,386 120,000 77,500 29,062 29,062 59,076 62,796 31,398 31,398	(i) (j) (b) (c) (d) (e) (f) (g) (h)	$ $ $ $ $ $ $ $ $	119,733 364,800 235,600 88,348 88,348 179,591 190,900 95,450 95,450

(1)
The number of shares of our common stock indicated in this column is the result of determining the OSO value at December 31, 2007, and has been computed based upon the OSO formula and multiplier as of that date and the closing sale price of our common stock on that date. The value of an OSO is subject to change based upon the performance of our common stock relative to the performance of the S&P 500® Index from the time of the grant of the OSO award until the award is exercised or settled, as the case may be. Since the value of an OSO depends on the degree to which our common stock outperforms the index, the number of shares issued upon exercise or settlement of a vested OSO will change from time to time.

(2)
OSOs have an initial strike price that is equal to the closing market price of our common stock on the trading day immediately prior to the date of grant. This initial strike price is referred to as the Initial Price. When an employee elects to exercise an OSO or on the settlement date, as the case may be, the Initial Price is adjusted—as of the date of that exercise or settlement—by a percentage that is equal to the aggregate percentage increase or decrease in the S&P 500® Index over the period beginning on the date of grant and ending on the trading day immediately preceding the date of exercise or settlement of the OSO. The amounts shown in this column represent the adjusted exercise price for the OSOs as of December 31, 2007.

Vesting Information

OSOs

        OSOs granted prior to April 1, 2007, vest 50% on the first anniversary of the grant date, and the remaining 50% vest in equal quarterly installments so that the award is fully vested at the end of the second year after the grant date. All OSOs granted on or after April 1, 2007 vest and fully settle on the third anniversary of the grant date. OSO awards provide for acceleration of vesting in the event of a change of control as defined in our 1995 Stock Plan, as amended.

RSUs

  (a)
  vests 100% on May 3, 2008

  (b)
  vests in equal installments on July 1, 2008 and 2009

  (c)
  vests in equal installments on July 1, 2008, 2009 and 2010

  (d)
  vests in equal installments on October 1, 2008, 2009 and 2010

  (e)
  vests in equal installments on February 26, 2008, 2009 and 2010

  (f)
  vests in equal installments on April 1, 2008, 2009, 2010 and 2011

  (g)
  vests in equal installments on July 1, 2008, 2009, 2010 and 2011

  (h)
  vests in equal installments on October 1, 2008, 2009, 2010 and 2011

  (i)
  vests 100% on February 21, 2008

  (j)
  vests in equal installments on April 1, 2008 and 2009

Options Exercised and Stock Vested in 2007

        The following table provides information, for the Named Executive Officers, relating to (1) OSO exercises during 2007, including the number of shares acquired upon exercise and the value realized and (2) the number of shares acquired upon the lapsing of restrictions for RSUs and the value realized, in each case before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James Q. Crowe	0	0	290,626	1,633,693
Sunit S. Patel	0	0	180,324	1,052,133
Kevin J. O'Hara	0	0	311,272	1,828,234
Charles C. Miller, III	0	0	254,709	1,510,744
Thomas C. Stortz	0	0	195,012	1,133,798

Potential Payments Upon Termination

        As described in the Compensation Discussion and Analysis above, the Named Executive Officers do not have employment, severance or change of control agreements with us. Mr. Patel did have a retention agreement in place at December 31, 2007, but this agreement has been terminated in full as of March 14, 2008. The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if the Named Executive Officer's employment had terminated on December 31, 2007, given the Named Executive Officer's compensation and, if applicable, based on our closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) plan, disability benefits and accrued vacation pay. As the Named Executive Officers do not have severance agreements or other special arrangements in connection with a possible layoff, this presentation does not reflect benefits that may be available in such situations under company plans and arrangements that are available to all salaried employees on a non-discriminatory basis.

        Due to the number of factors that affect the nature and amount of any benefits provided upon the occurrence of the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our common stock price and the executive's age.

        Death, Disability and Retirement.    If one of the Named Executive Officers were to die, become disabled or retire, any unexercisable OSOs granted prior to April 1, 2007 would become and remain exercisable until the earlier of (i) one year from the date of death, disability or retirement and (ii) the expiration date of the grant. For OSOs granted after April 1, 2007, the OSOs will remain outstanding until the applicable settlement date. Any remaining restrictions on awards of RSUs would lapse immediately. For these purposes, "disability" generally means total disability, resulting in the grantee being unable to perform his job. At December 31, 2007, Messrs. Crowe, Miller and Stortz are the only Named Executive Officers who were eligible to retire pursuant to our retirement benefit opportunity.

        The information presented in the following table is provided with respect to OSOs that will become exercisable and RSUs the restrictions upon which will lapse upon the death or disability of the Named Executive Officers. Information with respect to OSOs that are currently exercisable is not included as the ability of the Named Executive Officers to exercise those instruments is not affected by these events. The information provided for Messrs. Crowe, Miller and Stortz would be the same information that would be presented to show the value of awards upon their retirement. OSO value is determined based upon the OSO mechanisms described above as of December 31, 2007. RSU value is determined based on the closing price of our common stock on December 31, 2007.

	OSOs	RSUs	Total
James Q. Crowe	$3,925	$6,276,916	$6,280,841
Sunit S. Patel	$1,177	$1,337,649	$1,338,826
Kevin J. O'Hara	$1,962	$2,249,679	$2,251,641
Charles C. Miller, III	$1,570	$1,700,211	$1,701,781
Thomas C. Stortz	$1,256	$1,458,221	$1,459,477

        Change of Control.    As described above in the Compensation Discussion and Analysis, OSOs will automatically be exercised and cashed out or settled, as the case may be, upon the occurrence of a change of control of Level 3 Communications, Inc. as defined in our 1995 Stock Plan, and any remaining restrictions on RSUs would lapse immediately upon such a change of control of Level 3 Communications, Inc.

        So that our RSUs will be compliant with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, we have also added a requirement that the change of control must also qualify as a "change in control event" as defined in Treasury Regulation 1.409A-3(i)(5)(i). In the event that there is a change in control as defined by the 1995 Stock Plan that does not qualify as a change in control event under Section 409A, if the Named Executive Officer undergoes a separation from service on account of his termination of employment by us without cause following that change in control, we will, in our sole discretion, either (a) issue all unissued shares of our common stock issuable pursuant to the RSU award to the employee or (b) pay the employee in a combination of cash and stock the value of those shares of our common stock as provided for in the 1995 Stock Plan.

        The following table summarizes the dollar value, as of December 31, 2007, of these accelerations assuming that a change of control that qualifies as a change of control event of Level 3 Communications, Inc. or termination of the Named Executive Officers had occurred on December 31, 2007.

        OSO value is determined based upon the OSO mechanisms for a change of control described above, and is calculated at the highest value during the 60 day period prior to December 31, 2007, as dictated by the terms of the OSO awards.

	OSO	RSU	Total
James Q. Crowe	$936,045	$6,276,916	$7,212,961
Sunit S. Patel	$302,924	$1,337,649	$1,640,573
Kevin J. O'Hara	$525,509	$2,249,679	$2,775,188
Charles C. Miller, III	$374,420	$1,700,211	$2,074,631
Thomas C. Stortz	$304,841	$1,458,221	$1,763,062

        In addition, we will provide gross-ups for our Named Executive Officers from any taxes due under Section 4999 of the Internal Revenue Code of 1986 incident to a change of control. The effects of Section 4999 generally are unpredictable and can have widely divergent and unexpected effects based on an executive's personal compensation history. As of December 31, 2007, no Named Executive Officer would have received a gross-up for any taxes due under Section 4999 of the Internal Revenue Code of 1986.

        At December 31, 2007, our Named Executive Officers do not have any non-compete agreements.

        Patel Retention Agreement.    On October 15, 2007, we entered into a Retention Agreement with Sunit S. Patel, which we refer to as the Retention Agreement. This agreement was terminated in full by Mr. Patel and us as of March 14, 2008. Since it was in effect on December 31, 2007, we are required to describe the terms of that agreement.

        The Retention Agreement provided for a term that was defined as the period of time from October 15, 2007, until the earlier to occur of (i) the termination by us of Mr. Patel's employment with us, or (ii) March 15, 2008. The Retention Agreement provided that so long as Mr. Patel was employed during the Retention Term, he will be entitled to receive from us the following compensation and benefits:

  •
  Continuation of his base salary in the annualized amount of four hundred fifteen thousand dollars ($415,000), less withholding for federal and state taxes and less appropriate payroll deductions.

  •
  Ordinary course awards of RSUs and OSOs in amounts previously approved by the Compensation Committee.

  •
  Mr. Patel had agreed that any discretionary bonus amount determined by the Compensation Committee for calendar year 2007 would only be paid to him as a severance benefit in accordance with the terms of the Retention Agreement. In the Retention Agreement, Mr. Patel had further agreed that under the terms of the Retention Agreement that he would not be eligible for any bonus for calendar year 2008.

If Mr. Patel remained employed with us for the full duration of the term of the Retention Agreement, provided his employment was not terminated by us for cause (as defined in the Retention Agreement), and provided further that he otherwise substantially complied with the material terms of the Retention Agreement, including the execution of a separation agreement, Mr. Patel would have received from us the following severance benefits within ten (10) days after the date his employment with us terminated:

  •
  The remaining unpaid amount of his base salary through March 15, 2008. At December 31, 2007, the remaining unpaid amount of Mr. Patel's base salary through March 15, 2008 was $207,500.

  •
  An additional amount of four hundred fifteen thousand dollars ($415,000), equal to twelve (12) months' base salary.

  •
  The full amount of any discretionary bonus awarded to him for calendar year 2007, as such bonus amount is determined in the sole discretion of the Compensation Committee. This number was not determinable at December 31, 2007.

  •
  His 440,016 RSUs, which remain restricted as of October 15, 2007, and, to the extent that he was employed with us on a future RSU award date during the term, any additional RSUs awarded would have the restrictions on transfer accelerated to the last day of the term. Mr. Patel would not be entitled to any additional vesting under any of our other stock plans, stock option plans, or other benefit plans, including any OSOs. At December 31, 2007, these 440,016 RSUs had a value of $1,337,649.

Director Compensation

        During 2007, each of our directors who was not employed by us during 2007 (except for our Chairman, Mr. Scott, whose compensation is discussed below) earned fees consisting of a $75,000 annual cash retainer. The directors who serve as the chairmen of the Audit Committee and the Compensation Committee each earned an additional $30,000 annual cash retainer for serving as chairmen of those committees. The retainer for the Compensation Committee chairman was increased during 2007 from $20,000. The chairman of the Nominating and Governance Committee receives an additional $20,000 for serving as chairman of that committee. Any member of the Board who was not employed by us during 2007 earned a $15,000 annual cash retainer for membership on the Audit Committee and the Compensation Committee. The retainer for the Compensation Committee members was increased during 2007 from $10,000. Any member of the Board who was not employed by us during 2007 earned a $10,000 annual cash retainer for each non-chair membership on the Nominating and Governance Committee. These payments are made on a quarterly basis. During 2007 certain committee assignments were modified, and as a result, retainer payments were adjusted prospectively for these changes. Walter Scott, Jr., our Chairman of the Board, received an annual cash retainer of $250,000 for serving as our Chairman of the Board. This retainer is paid on a monthly basis.

        We also compensate our non-employee directors (except for our Chairman, Mr. Scott, whose compensation is discussed below) with grants of restricted stock. Each non-employee member of the Board receives quarterly grants of restricted stock having a value of $37,500 at the time of grant which amount to an annual aggregate grant value of $150,000 for each such director. The number of shares of restricted stock granted is determined by dividing $37,500 by the closing price of our common stock on the NASDAQ Global Select Market on the last trading day of the quarter. Walter Scott, Jr., our Chairman of the Board, receives quarterly grants of restricted stock having a value of $45,000 at the time of grant which amount to an annual aggregate grant value of $180,000. The number of shares of restricted stock granted to Mr. Scott is determined by dividing $45,000 by the closing price of our common stock on the NASDAQ Global Select Market on the last trading day of the quarter. These shares of restricted stock granted for 2007 compensation will generally vest 100% on the later of 1) April 1, 2008 and 2) the first trading day on which transactions in our securities are permitted by our insider trading policy after April 1, 2008 if trading is not permitted on April 1, 2008.

        We also award an initial grant of shares of restricted stock to new members of our Board. This initial grant has a value of $150,000 on the date of grant. This initial grant of restricted stock vests 100% on the third anniversary of the date of grant. During 2007, we made initial grants of restricted stock to Messrs. Eby and Mahoney. Messrs. Ellis and Yates are additional directors holding restricted stock from their initial grant in 2005.

        We reimburse our non-employee directors for travel, lodging and other reasonable out-of-pocket expenses in connection with the attendance at Board, committee and stockholder meetings, as well as for other reasonable expenses related to service on the Board. We also provide liability insurance for our directors and officers. A group of insurance companies provides this coverage, with XL Specialty

Insurance Company as the primary carrier, which extends until March 2009. The annual cost of this coverage is approximately $4 million.

        We do not maintain any pension, nonqualified defined contribution or other deferred compensation plans for our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Walter Scott, Jr. Chairman	$250,000	$180,000	$80,210	(2)	$510,210
Douglas C. Eby	$37,500	$64,586	$—		$102,086
James O. Ellis, Jr.	$90,000	$200,000	$—		$290,000
Richard R. Jaros	$95,000	$150,000	$—		$245,000
Robert E. Julian	$105,000	$150,000	$—		$255,000
Michael J. Mahoney	$37,500	$64,586	$—		$102,086
Arun Netravali	$87,500	$150,000	$—		$237,500
John T. Reed	$112,500	$150,000	$—		$262,500
Michael B. Yanney	$95,000	$150,000	$—		$245,000
Albert C. Yates	$90,000	$200,000	$—		$290,000

    (1)
    This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of shares of restricted stock granted in 2007 as well as those granted in prior fiscal years. These values have been calculated in accordance with SFAS 123R using the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the effect of estimated forfeitures related to service-based vesting conditions. For additional information relating to the assumptions made by us in valuing these awards for 2007, refer to note 16 of our financial statements in our Form 10-K for the year ended December 31, 2007, as filed with the SEC. The amounts in this column reflect our accounting expense for these awards, and may not correspond to the actual value that will be recognized by the non-employee directors. The full grant date fair value of the restricted stock issued to our non-employee directors during 2007 is as follows: Mr. Walter Scott—$180,000; all other non-employee directors other than Messrs. Eby and Mahoney—$150,000; and Messrs. Eby and Mahoney—$225,000.

              The following indicates the shares of restricted stock held by our non-employee directors at December 31, 2007:

Walter Scott, Jr.	39,549
Douglas C. Eby	51,980
James O. Ellis, Jr.	99,626
Richard R. Jaros	32,959
Robert E. Julian	32,959
Michael J. Mahoney	51,980
Arun Netravali	32,959
John T. Reed	32,959
Michael B. Yanney	32,959
Albert C. Yates	99,626
    (2)
    We provide secretarial services to Mr. Scott. The amount indicated represents our incremental costs for the provision of those secretarial services.

Certain Relationships and Related Transactions

        Review and Approval of Related Party Transactions.    We review all relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants to determine whether these persons have a direct or indirect material interest. Members of our Legal Department are primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in our proxy statement. In addition, our Audit Committee reviews and approves or ratifies any related person transaction that has a value equal to or in excess of $50,000. In the course of its review and approval or ratification of a related party transaction that meets this threshold, the Audit Committee will consider:

  •
  the benefits to the company;

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  the effect on a director's independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;

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  the availability of other sources for comparable products or services;

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  the terms of the transaction;

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  the terms available to unrelated third parties or to employees generally; and

  •
  any other matters the Audit Committee deems appropriate.

        Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction; provided, however, that such member may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

  Related Party Transactions

        Company Aircraft.    We permit the personal use of our aircraft by certain members of our senior management. This personal use of our aircraft is done pursuant to an Aircraft Time-Share Agreement, which provides that we will charge the individual our incremental cost to operate the aircraft as allowed by Part 91 of the U.S. Federal Aviation Administration regulations for personal use of corporate aircraft. The rate used for 2007 was $1,500 per hour of use. We received a total payment in the amount of $257,357 from Mr. Crowe under his agreement for the period January 1, 2007 to December 31, 2007, and a total payment in the amount of $153,669 from Mr. O'Hara under his agreement for the same period.

        For additional information regarding the use of personal aircraft, please see "Compensation Discussion and Analysis—2007 Executive Compensation Components—Perquisites" above.

        The Audit Committee has reviewed and approved or ratified these transactions.

REVERSE STOCK SPLIT PROPOSAL

        Again this year, we are asking stockholders to approve a proposal to grant the Board discretionary authority to effect a reverse stock split pursuant to one of four alternative ratios. This proposal is essentially identical to the proposal that was approved by our stockholders at the 2005, 2006 and 2007 Annual Meetings.

        A reverse stock split would reduce the number of outstanding shares of our common stock, and the holdings of each stockholder, according to the same formula. The proposal calls for four possible reverse stock split ratios: 1-for-5, 1-for-10, 1-for-15 and 1-for-20. If the proposal is approved, the Board may in its discretion implement a reverse stock split using one of the ratios included in the proposal at any time prior to May 20, 2009. The Board will also have the sole discretion not to effect any reverse stock split.

        The Board did not elect to exercise its discretionary authority to implement a reverse stock split that was given at the 2007 Annual Meeting because the Board did not conclude that market conditions and circumstances warranted the implementation of a reverse stock split. We are asking stockholders to approve this proposal again at the 2008 Annual Meeting for the reasons that we describe below.

        If the proposal is approved, the Board will have the discretion to effect one reverse stock split at any time prior to May 20, 2009 using one of the approved ratios, or to choose not to effect a reverse stock split at all, based on its determination of which action is in the best interests of Level 3 and its stockholders. The Board reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

        We currently have 2.25 billion authorized shares of common stock. As of March 27, 2008, the record date for the Annual Meeting, 1,548,059,528 shares of common stock were outstanding. "Authorized" shares represent the number of shares of common stock that we are permitted to issue under our Restated Certificate of Incorporation. Since we do not have any shares of our common stock that we have repurchased, which are referred to as "treasury shares," the number of shares of common stock "outstanding" represents the number of shares of common stock that we have actually issued from the pool of authorized shares of common stock. The reverse stock split, if implemented, would have the principal effect of reducing both the outstanding number of shares of common stock and the authorized number of shares of common stock by the ratio selected by the Board, and, except for the effect of fractional shares, each stockholder's proportionate ownership interest in the company would be the same immediately before and after the reverse stock split.

Purposes of the Reverse Stock Split

        The purpose of implementing a reverse stock split would be to attempt to increase the per share trading value of our common stock. Our Board intends to effect the proposed reverse stock split only if the implementation of a reverse stock split is determined by the Board to be in the best interest of Level 3 and its stockholders. If the trading price of our common stock increases without a reverse stock split, the Board may exercise its discretion not to implement a reverse split.

        We believe that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. By effecting a reverse stock split, we may be able to raise our common stock price to a level where our common stock would be viewed more favorably by potential investors.

        Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. A higher stock price after a reverse stock split should reduce this concern.

        The combination of lower transaction costs and increased interest from institutional investors and investment funds could have the effect of improving the trading liquidity of our common stock.

        Our common stock currently trades on the NASDAQ Stock Market under the symbol "LVLT." The NASDAQ Stock Market has several continued listing criteria that companies must satisfy in order to remain listed on the exchange. One of these criteria is that the Level 3 common stock have a trading price that is greater than or equal to $1.00 per share. Today, we meet all of the NASDAQ Stock Market's continued listing criteria, including the minimum trading price requirement. Although we do not believe that we currently have an issue relating to the continued listing of our common stock on the NASDAQ Stock Market, we believe that approval of this proposal would provide the Board with the ability to meet the continued listing standard in the future, to the extent that our common stock price would not otherwise meet the minimum trading requirement.

        The Board believes that stockholder approval of four potential exchange ratios (rather than a single exchange ratio) provides the Board with the flexibility to achieve the desired results of a reverse stock split. If the stockholders approve this proposal, the Board would effect a reverse stock split only upon the Board's determination that a reverse stock split would be in the best interests of the stockholders at that time. To effect a reverse stock split, the Board would set the timing for such a split and select the specific ratio from among the four ratios described in this Proxy Statement. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If the proposal is approved by stockholders, and the Board determines to implement any of the reverse stock split ratios, we would communicate to the public, prior to the effective date of the reverse split, additional details regarding the reverse split, including the specific ratio the Board selects.

        You should keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of the Level 3 business or your proportional ownership in Level 3. You should also consider that in many cases, the market price of a company's shares declines after a reverse stock split.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of our common stock (the aggregate value of all Level 3 common stock at the then market price) after the implementation of a reverse stock split will be equal to or greater than the total market capitalization before a reverse stock split or that the per share market price of our common stock following a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split.

        There can be no assurance that the market price per new share of our common stock after a reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before a reverse stock split. For example, based on the closing price of our common stock on March 31, 2008 of $2.12 per share, if the Board were to implement the reverse stock split and utilize a ratio of 1-for-10, we cannot assure you that the post-split market price of our common stock would be $21.20 (that is, $2.12 × 10) per share or greater. In many cases, the market price of a company's shares declines after a reverse stock split.

        Accordingly, the total market capitalization of our common stock after a reverse stock split when and if implemented may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of our common stock following a reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

If a reverse stock split is effected, the resulting per-share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

        While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that a reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after a reverse stock split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of our common stock could be adversely affected following such a reverse stock split.

        If a reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

        If approved and implemented, the principal effects of a reverse stock split would include the following:

  •
  depending on the ratio for the reverse stock split selected by the Board, each 5, 10, 15 or 20 shares of our common stock that you own will be combined into one new share of common stock;

  •
  the number of shares of common stock issued and outstanding will be reduced proportionately based on the ratio selected by the Board;

  •
  the total number of shares of common stock that we are authorized to issue will be reduced proportionately based on the ratio selected by the Board;

  •
  appropriate adjustments will be made to RSUs, OSOs and other securities convertible into shares of our common stock granted under our plans to maintain the economic value of the awards;

  •
  the number of shares reserved for issuance under our 1995 Stock Plan will be reduced proportionately based on the ratio selected by the Board (and any other appropriate adjustments or modifications will be made under the plans); and

  •
  the conversion price of our convertible notes and warrants to purchase our common stock and the number of shares reserved for issuance upon conversion or exercise will be adjusted in accordance with their terms based on the ratio selected by the Board.

        The common stock resulting from a reverse stock split will remain fully paid and non-assessable. A reverse stock split will not affect the public registration of the common stock under the Securities Exchange Act of 1934.

        If implemented, a reverse stock split would not have any effect on our current dividend policy. Our current dividend policy, in effect since April 1, 1998, is to retain future earnings for use in our business. As a result, our directors and management do not anticipate paying any cash dividends on shares of our common stock in the foreseeable future. In addition, we are effectively restricted under certain debt covenants from paying cash dividends on shares of our common stock.

        A reverse stock split would not, by itself, affect our assets or business prospects. Also, if approved and implemented, a reverse stock split may result in some stockholders owning "odd lots" of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of a reverse stock split.

Fractional Shares

        No fractional certificates will be issued in connection with a reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by the number selected by the Board for a reverse stock split ratio will be entitled, upon surrender of any certificate(s) representing such shares, to a cash payment in lieu thereof. We would arrange for a third party to aggregate the fractional shares of registered stockholders, sell them in the open market and deliver the proceeds to those stockholders. We will pay any brokerage commissions in connection with that sale.

        Stockholders who otherwise would be entitled to receive fractional shares will only be entitled to a cash payment in lieu of such shares and will no longer have any rights as a stockholder with respect to the shares of common stock that would have been exchanged for such fractional shares.

Authorized Shares

        A reverse stock split would affect all issued and outstanding shares of Level 3 common stock and outstanding rights to acquire Level 3 common stock. Upon the effectiveness of a reverse stock split, the total number of shares of common stock that we are authorized to issue would be reduced proportionately based on the ratio selected by the Board. As of the record date for the Annual Meeting, we had 2.25 billion shares of authorized common stock and approximately 1.548 billion shares of common stock issued and outstanding. Authorized but unissued shares will be available for issuance, and we may issue these shares in the future. If we issue additional shares, the ownership interest of holders of our common stock will be diluted.

Accounting Matters

        The par value of the common stock will remain at $.01 per share after a reverse stock split. As a result, as of the effective time, the stated capital on our balance sheet attributable to our common stock would be reduced proportionately based on the reverse stock split ratio selected by the Board, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. In future financial statements, we would restate net income or loss and other per share amounts for periods ending before a reverse stock split to give retroactive effect to the reverse stock split.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

        If stockholders approve the proposal and the Board decides to implement a reverse stock split, we will file with the Secretary of State of the State of Delaware a certificate of amendment to our amended Restated Certificate of Incorporation. A reverse stock split will become effective at the time and on the date of filing of, or at such later time as is specified in, the certificate of amendment, which we refer to as the "effective time" and "effective date," respectively. Beginning at the effective time, each certificate representing shares of common stock will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split. The text of the certificate of amendment would be in substantially the form attached hereto as Annex 2, except that the text of the form may be altered for any changes required by the Secretary of State of the State of Delaware and changes deemed necessary or advisable by the Board, including the insertion of the effective time, effective date, number of authorized shares and the reverse stock split ratio selected by Board.

        Upon a reverse stock split, we intend to treat stockholders holding our common stock in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect a reverse stock split for their beneficial holders holding our common stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing a reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

        Following any reverse stock split, stockholders holding physical certificates would need to exchange those certificates for new certificates and a cash payment in lieu of any fractional shares, and we expect that the common stock would receive a new CUSIP number.

        If a reverse stock split is implemented, Wells Fargo Shareowner Services, our transfer agent, will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the bank. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

No Appraisal Rights

        Stockholders do not have appraisal rights under the Delaware General Corporation Law or under our Restated Certificate of Incorporation in connection with the reverse stock split.

Reservation of Right to Abandon Reverse Stock Split

        We reserve the right to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Delaware of the certificate of amendment to our amended Restated Certificate of Incorporation, even if the authority to effect a reverse stock split has been approved by our stockholders at the Annual Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to determine not to proceed with, and abandon, a reverse stock split if it should so decide.

Certain Federal Income Tax Consequences

        The following is a summary of the material U.S. federal income tax consequences of a reverse stock split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, published statements by the Internal Revenue Service and other applicable authorities on the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. Further, it does not address any state, local or foreign income or other tax consequences. This summary also assumes that the shares of common stock held immediately prior to the effective time of the reverse stock split (the "old shares") were, and the new shares received will be, held as a "capital asset," as defined in the Internal Revenue Code (generally, property held for investment).

        Subject to the discussion below concerning the treatment of the receipt of cash payments instead of fractional shares, we believe that the material U.S. federal income tax consequences of a reverse stock split would be as follows:

  •
  Level 3 will not recognize any gain or loss as a result of the reverse stock split.

  •
  You will not recognize any gain or loss as a result of the reverse stock split, except with respect to cash received instead of fractional shares.

  •
  The aggregate adjusted basis of the shares of each class of our common stock you hold following the reverse stock split will be equal to your aggregate adjusted basis immediately prior to the reverse stock split, reduced by any tax basis attributable to a fractional share.

  •
  Your holding period for the common stock you continue to hold after the reverse stock split will include your holding period for the common stock you held immediately prior to the reverse stock split.

        In general, if you receive cash instead of a fractional share of our common stock, you will recognize capital gain or loss based on the difference between the amount of cash received and your adjusted basis in the fractional share. The capital gain or loss will constitute long-term capital gain or loss if your holding period for our common stock is greater than one year as of the date of the reverse stock split. The deductibility of capital losses is subject to limitations.

        Our beliefs regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential tax consequences to you of the reverse stock split.

        Please note that the approval of this proposal does not require the approval of either the REMOVAL OF SUPERMAJORITY PROVISIONS PROPOSAL or the RESTATEMENT OF CERTIFICATE OF INCORPORATION PROPOSAL that are also described in this proxy statement.

Vote Required

        Article XIII of our amended Restated Certificate of Incorporation provides that the affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock is required for approval of this proposal.

        The Board has unanimously adopted a resolution seeking stockholder approval of, and recommends that you vote FOR, this proposal.

REMOVAL OF SUPERMAJORITY PROVISIONS PROPOSAL

        We are asking our stockholders to approve an amendment to our Restated Certificate of Incorporation that will permit our stockholders to amend our amended and restated By-laws and, in all cases, our Restated Certificate of Incorporation by the affirmative vote of a majority of our outstanding stock entitled to vote on that issue. We refer to our Restated Certificate of Incorporation as our Certificate and our amended and restated By-laws as our By-laws.

        Currently, the terms of our Certificate permit our stockholders to amend our By-laws only by the affirmative vote of the holders owning sixty-six and two-thirds percent (66 2/3%) of our outstanding common stock. In addition, our Certificate states that any provision in the Certificate that requires a greater than majority vote for the stockholders to take an action requires that same vote for the stockholders to amend that provision of the Certificate. With this proposal, we are seeking to lower the threshold that is needed for our stockholders to be able to amend our By-laws and to approve all amendments to our Certificate to an affirmative vote of the holders owning a majority of our outstanding common stock

        This proposal is the result of the Board's ongoing review of corporate governance matters as well as the Board's consideration of the non-binding stockholder proposal that was approved at the 2007 Annual Meeting of Stockholders relating to the request for the Board to take all actions necessary to remove the supermajority provisions contained in our Certificate and our By-laws. The only provisions in our Certificate and our By-laws that require a greater than majority vote for the stockholders to take action relate to the stockholders' ability to amend our By-laws and the voting requirement to amend any provision of our Certificate that provides for a greater than majority vote requirement.

        The Board asked its Nominating and Governance Committee, or the Governance Committee, to consider the advantages and disadvantages of maintaining the current voting requirements described above. After completing its review, the Governance Committee recommended this proposal to the full Board for its consideration. In determining whether this proposal is in the best interests of our stockholders, the Governance Committee and the Board considered arguments for maintaining as well as for eliminating the current voting requirements.

        After weighing all of these considerations, the Board concluded to take action to eliminate the sixty-six and two thirds percent (66 2/3%) voting requirement described above, and the Board determined that the proposal is advisable and in the best interests of the company and its stockholders. Accordingly, the Board has approved the proposal (which is described below), the adoption of an amendment to the Certificate that would incorporate the proposal, and recommends that our stockholders approve the proposal.

        If the proposal is adopted by our stockholders, Article XV of the Certificate will be amended to change the current reference to an affirmative vote of "at least sixty-six and two-thirds percent (66 2/3%) of the outstanding stock entitled to vote thereon" to "at least a majority of the outstanding stock entitled to vote thereon." In addition, Article XIII of the Certificate will be modified to remove any references to sixty-six and two-thirds percent (66 2/3%). If the proposed amendment is not approved by the stockholders, the references in Article XV and Article XIII to "at least sixty-six and two-thirds percent (66 2/3%)" will not be changed.

        If the proposed amendment is approved, the Board will promptly adopt an amendment to Article IX of our By-laws with respect to the required vote needed for our stockholders to amend our By-laws to change the current reference to an affirmative vote of "sixty-six and two-thirds percent (66 2/3%) of the outstanding stock entitled to vote thereon" to "a majority of the outstanding stock entitled to vote thereon."

        The proposed form of the amendment to our Certificate is attached to this Proxy Statement as Annex 3, except that the text of the form may be altered for any changes required by the Secretary of State of the State of Delaware and changes deemed necessary or advisable by the Board, including the insertion of the effective time and effective date.

        Please note that the approval of this proposal does not require the approval of either the REVERSE STOCK SPLIT PROPOSAL or the RESTATEMENT OF CERTIFICATE OF INCORPORATION PROPOSAL that are also described in this proxy statement.

Vote Required

        Article XIII of our Certificate provides that the affirmative vote of stockholders owning sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of our common stock is required for approval of this proposal.

        The Board has unanimously adopted a resolution seeking stockholder approval of, and recommends that you vote FOR, this proposal.

RESTATEMENT OF CERTIFICATE OF INCORPORATION PROPOSAL

        We are asking stockholders to approve a proposal to amend and restate our Restated Certificate of Incorporation. We refer to our Restated Certificate of Incorporation as our Certificate.

        The purpose of amending and restating the Certificate is to eliminate provisions in the Certificate contained in Article VII. B. and D. that were needed prior to the full implementation of the stockholders' action in 2006 to remove our classified Board of Directors structure.

        To implement the removal of our classified Board of Directors structure, we used a mechanism to phase out the structure over a two year period. To ensure a smooth transition to the new system and to permit the directors elected prior to the 2006 Annual Meeting to serve out their three-year terms, the elimination of the classified board structure did not shorten the term of any director elected at or before the 2005 Annual Meeting. As a result of this transition, with the 2008 Annual Meeting, the classification of the Board has fully terminated, and all directors are now subject to annual election. We are asking stockholders to approve this proposal in an effort to simplify the Certificate.

        This proposal is not conditioned on the stockholders approving the REVERSE STOCK SPLIT PROPOSAL or the REMOVAL OF SUPERMAJORITY PROVISIONS PROPOSAL, which are each described above. If this proposal is approved, and the REVERSE STOCK SPLIT PROPOSAL is also approved, any certificate of amendment that would be filed to effect a reverse stock split in the future would be modified to reference the amendment and restatement of the Certificate that is contemplated by this proposal.

        In addition, if this proposal is approved, and the REMOVAL OF SUPERMAJORITY PROVISIONS PROPOSAL is also approved, the changes contemplated by the removal of supermajority provisions proposal will be incorporated into the amendment and restatement of the Certificate that is filed with the Delaware Secretary of State.

        The proposed form of the Restated Certificate of Incorporation—which includes alternative language should the removal of supermajority provisions proposal be approved—is attached to this Proxy Statement as Annex 4 and is incorporated by reference as if set forth in full.

Vote Required

        Article XIII of the Certificate provides that the affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock is required for approval of this proposal.

        The Board has unanimously adopted a resolution seeking stockholder approval of, and recommends that you vote FOR, this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of March 14, 2008, by Level 3's directors, the Named Executive Officers, and the directors and executive officers as a group, and each person known by the company to beneficially own more than five percent of our outstanding common stock.

Name	Number of Shares of Common Stock	Percent of Common Stock Beneficially Owned(%)
James Q. Crowe(1)	8,093,724	*
Sunit S. Patel(2)	623,934	*
Kevin J. O'Hara(3)	1,555,916	*
Charles C. Miller, III(4)	687,378	*
Thomas C. Stortz(5)	919,973	*
Walter Scott, Jr.(6)	28,708,593	1.9
Douglas C. Eby(7)	5,358,705	*
James O. Ellis, Jr.	178,771	*
Richard R. Jaros	1,463,315	*
Robert E. Julian(8)	4,193,781	*
Michael J. Mahoney	101,980	*
Arun Netravali	217,975	*
John T. Reed(9)	450,504	*
Michael B. Yanney(10)	250,444	*
Albert C. Yates	209,871	*
Directors and Executive Officers as a Group (18 persons)(11)	53,566,588	3.4
Southeastern Asset Management, Inc.(12)	434,435,265	28.3
Legg Mason(13)	135,827,825	8.8
FMR LLC and Edward C. Johnson 3d(14)	117,133,067	7.5

*
Less than 1%.

(1)
Includes 520,000 shares of our common stock held by The Cherry Creek Trust, of which Mr. Crowe is the sole beneficiary and 1,148,202 restricted stock units, the restrictions on which will lapse within 60 days of March 14, 2008.

(2)
Includes 15,000 shares of our common stock held in an individual retirement account by Mr. Patel and 64,718 restricted stock units, the restrictions on which will lapse within 60 days of March 14, 2008.

(3)
Includes 46,000 shares of our common stock held by Kevin J. O'Hara Family LTD Partnership. Includes 99,530 restricted stock units, the restrictions on which will lapse within 60 days of March 14, 2008.

(4)
Includes 74,625 restricted stock units, the restrictions on which will lapse within 60 days of March 14, 2008.

(5)
Includes 75,699 restricted stock units, the restrictions on which will lapse within 60 days of March 14, 2008.

(6)
Includes 99,700 shares of our common stock held by the Suzanne Scott Irrevocable Trust as to which Mr. Scott shares voting and investment powers, 383,503 shares of our common stock issuable upon conversion of $25 million in principal amount of our 6% Convertible Subordinated Notes due 2009 that Mr. Scott holds directly, 53,690 shares issuable upon conversion of $3.5 million in principal amount of our 6% Convertible Subordinated Notes due 2009 that Mr. Scott holds indirectly, 46,720 shares issuable upon conversion of $3.5 million in principal amount of our 6% Convertible Subordinated Notes due 2009 that Mr. Scott holds indirectly and 301,275 shares of our common stock held indirectly by Mr. Scott. In addition, this includes 1,514,840 shares of our common stock issuable upon the exercise of warrants held by Mr. Scott.

(7)
Includes 487,900 shares of our common stock held by Time Partners LLC, which is wholly owned by Mr. Eby and 4,818,825 shares of our common stock that are held by investment partnerships, the sole general partner of which is Time Partners, LLC. 51,980 shares held by Mr. Eby directly are held in a margin account, however, at March 14, 2008, our common stock is not eligible to be used as collateral in a margin account. In addition, the shares held by the investment partnerships are held in prime brokerage accounts.

(8)
Includes 1,000,000 shares of our common stock held by Julian Properties, LP, of which Mr. Julian is the sole general partner.

(9)
Includes 100,000 shares of our common stock held in Mr. Reed's individual retirement account and 70,000 shares of our common stock held by Reed Partners, LLC, of which Mr. Reed and his spouse hold an aggregate 10% membership interest.

(10)
Includes 24,440 shares of our common stock held in Mr. Yanney's individual retirement account, 18,500 shares of our common stock held in a retirement trust on behalf of Mr. Yanney's spouse and 40,000 shares of our common stock held by The Burlington Capital Group, LLC, of which Mr. Yanney and his spouse own approximately 47% of the outstanding membership interests. The Burlington Capital Group, LLC has pledged all of its marketable securities, including the 40,000 shares of our common stock, to secure a line of credit from a commercial bank.

(11)
Includes 1,606,371 shares of our common stock issuable upon the lapse of restrictions on restricted stock units within 60 days of March 14, 2008. Also includes 1,514,840 shares of our common stock issuable upon the exercise of warrants and 483,913 shares issuable upon conversion of our 6% Convertible Subordinated Notes due 2009 and 6% Convertible Subordinated Notes due 2010.

(12)
Address for Southeastern Asset Management, Inc., Longleaf Partners Fund and Mr. O. Mason Hawkins is 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119. The following information is based solely on Southeastern Asset Management, Inc.'s Schedule 13G filed with the SEC on January 9, 2008. Percentage of our outstanding common stock is as reported in their Schedule 13G.

Information presented is presented by Southeastern Asset Management, Inc. as a registered investment adviser. All of the securities reported by Southeastern Asset Management are owned legally by Southeastern Asset Management, Inc.'s investment advisory clients and none are owned directly or indirectly by Southeastern Asset Management, Inc. Includes 153,597,754 shares of our common stock (10%) beneficially owned by Longleaf Partners Fund, a series of Longleaf Partners Fund Trust, of which Southeastern Asset Management, Inc. shares voting and dispositive power, and 52,451,000 shares of our common stock held by Longleaf Partners Small-Cap Fund, of which Southeastern Asset Management, Inc. shares voting and dispositive power. Southeastern Asset Management, Inc. exercises sole dispositive power with respect to 228,349,511 shares of our common stock beneficially owned by discretionary managed accounts, 206,048,754 shares of our common stock beneficially owned by discretionary managed accounts for which Southeastern Asset Management has shared dispositive power and 37,000 shares of our common stock beneficially owned by discretionary managed accounts for which Southeastern Asset Management has no dispositive power. Also includes 184,985,331 shares of our common stock held by discretionary managed accounts for which Southeastern Asset Management, Inc. has sole voting power, 206,048,754 shares of our common stock held by discretionary managed accounts for which

  Southeastern Asset Management, Inc. has shared voting power and 43,401,180 shares of our common stock held by discretionary managed accounts for which Southeastern Asset Management, Inc. has no voting power. Mr. O Mason Hawkins, Chairman of the Board and C.E.O. of Southeastern Asset Management, Inc., may be deemed to beneficially own the Level 3 common stock held by Southeastern Asset Management, Inc. Mr. Hawkins disclaims beneficial ownership of such common stock.

(13)
Address for LMM LLC and related entities is 100 Light Street, Baltimore, Maryland 21202. The following information is based solely on LMM's Schedule 13G filed with the SEC on February 14, 2008. Percentage of our outstanding common stock is as reported in their Schedule 13G.

Includes 95,000,000 shares of our common stock of which LMM LLC shares voting and dispositive power with Legg Mason Opportunity Trust and 40,827,825 shares of our common stock of which Legg Mason Capital Management, Inc. shares voting and dispositive power. Each of LMM, LLC and Legg Mason Capital Management, Inc. are investment advisers and Legg Mason Opportunity Trust is a portfolio of Legg Mason Investment Trust, Inc., a registered investment company under the Investment Company Act of 1940, as amended.

(14)
Address for FMR Corp. and Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109. The following information is based solely on FMR Corp.'s Schedule 13G filed with the SEC on February 14, 2008. Percentage of our outstanding common stock is as reported in their Schedule 13G.

Information presented is presented by FMR LLC ("FMR") as a holding company for its subsidiaries. Edward C. Johnson 3d and FMR, through their control of various subsidiaries, each has sole power to dispose of 114,401,946 shares of our common stock. Fidelity Management & Research Company, a wholly owned subsidiary of FMR and a registered investment adviser, is the beneficial owner of 114,401,946 shares of our common stock as a result of acting as investment adviser to various investment companies. Also includes 17,444,778 shares of our common stock resulting from the assumed conversion of $69,500,000 principal amount of our 5.25% Convertible Senior Notes due 2011 and 6,672,161 shares of our common stock resulting from the assumed conversion of $36,430,000 principal amount of our 3.5% Convertible Senior Notes due 2012. Strategic Advisers, Inc., 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR LLC, provides investment advisory services to individuals. As such, FMR LLC's beneficial ownership includes 1,681 shares of our common stock, beneficially owned through Strategic Advisers, Inc. Pyramis Global Advisors, LLC ("PGALLC"), 53 State Street, Boston, Massachusetts, 02109, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 115,000 shares of our common stock. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 115,000 shares and sole power to vote or to direct the voting of 115,000 shares of Common Stock owned by the institutional accounts or funds advised by PGALLC as reported above. Pyramis Global Advisors Trust Company ("PGATC"), 53 State Street, Boston, Massachusetts, 02109, an indirect wholly-owned subsidiary of FMR LLC, is the beneficial owner of 2,608,000 shares of our common stock. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 2,608,000 shares and sole power to vote or to direct the voting of 2,333,100 shares of our common stock owned by the institutional accounts managed by PGATC as reported above. Fidelity International Limited ("FIL"), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL is the beneficial owner of 6,440 shares of our common stock.

OTHER MATTERS

        It is not anticipated that any matters other than those described in this Proxy Statement will be brought before the Annual Meeting. If any other matters are presented, however, it is the intention of the persons named in the proxy to vote the proxy in accordance with the discretion of the persons named in the proxy.

FUTURE STOCKHOLDER PROPOSALS

        A stockholder who would like to have a proposal considered for inclusion in our 2009 Proxy Statement must submit the proposal so that it is received by us no later than December 5, 2008. Securities and Exchange Commission rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        If a stockholder does not submit a proposal for inclusion in next year's Proxy Statement, but instead wishes to present it directly at the 2009 Annual Meeting of Stockholders, our By-laws require that the stockholder notify us in writing on or before March 21, 2009, but no earlier than February 19, 2009, for the proposal to be included in our proxy material relating to that meeting. Proposals received after March 21, 2009 will not be voted on at the annual meeting. In addition, such proposal must also include a brief description of the business to be brought before the annual meeting, the stockholder's name and record address, the number of shares of our common stock that are owned beneficially or of record by such stockholder, a description of any arrangements or understandings between the stockholder and any other person in connection with such proposal and any material interest of such stockholder in such proposal, and a representation that the stockholder intends to appear in person or by proxy at the annual meeting. If the stockholder wishes to nominate one or more persons for election as a director, such stockholder's notice must comply with additional provisions as set forth in our By-laws, including certain information with respect to the persons nominated for election as directors and any information relating to the stockholder that would be required to be disclosed in a Proxy filing. Any such proposals should be directed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

Annex 1

AUDIT COMMITTEE REPORT

To the Board of Directors

        The Audit Committee reviews Level 3 Communications, Inc.'s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The company's registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. We have reviewed and discussed with management the company's audited financial statements as of and for the year ended December 31, 2007.

        The Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP, the company's registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the company's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

        During the course of fiscal 2007, management completed the documentation, testing and evaluation of the company's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and KPMG LLP at each regularly scheduled Audit Committee meeting. At the conclusion of the process, management provided the Audit Committee with and the Audit Committee reviewed a report on the effectiveness of the company's internal control over financial reporting. The Audit Committee also reviewed the report of management contained in the company's Form 10-K for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission, as well as KPMG LLP's Report of Independent Registered Public Accounting Firm included in the company's Form 10-K related to its audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the company's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2008.

        The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the company's Annual Report on Form 10-K for the year ended December 31, 2007.

A-1-1

        The Audit Committee has also considered whether the provision of services by KPMG LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the company's Forms 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 is compatible with maintaining KPMG LLP's independence.

        The following table presents fees (excluding expenses) for professional audit services rendered by KPMG LLP for the audit of the Level 3 annual financial statements for the years ended December 31, 2007, and 2006 and fees billed for other services rendered by KPMG LLP during those periods, which have been approved by the Audit Committee.

	2007	2006
Audit Fees(1)	$3,646,000	$4,492,000
Audit-Related Fees(2)	447,000	599,000
Tax Fees(3)	55,000	0
All Other Fees	0	0

Total Fees	$4,148,000	$5,091,000

    (1)
    Audit fees consisted principally of fees for the audit of financial statements, including statutory audits of foreign subsidiaries, audit of controls over financial reporting and fees relating to comfort letters and registration statements.

    (2)
    Audit related fees consisted principally of fees for audits of employee benefit plans, agreed-upon procedures reports and due diligence activities.

    (3)
    Tax fees consisted principally of fees for tax consultation and tax compliance activities.

The Audit Committee:

John T. Reed, Chairman	Robert E. Julian	Albert C. Yates

For the year ended December 31, 2007

A-1-2

Annex 2

PROPOSED TEXT OF AMENDMENT
of
RESTATED CERTIFICATE OF INCORPORATION
of
LEVEL 3 COMMUNICATIONS, INC.

ARTICLE IV of the Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on May 23, 2005, as amended on May 17, 2006, is hereby amended in its entirety to read as follows(1):

"ARTICLE IV

AUTHORIZED CAPITAL STOCK

         The total number of shares of capital stock which the Corporation shall have the authority to issue is 2,260,000,000 shares, consisting of 2,250,000,000(2) shares of Common Stock, par value $.01 per share (the "Common Stock"), and 10,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock")."

         ARTICLE V of the Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on May 23, 2005, as amended on May 17, 2006, is hereby amended by adding a new Section D to read as follows:

         "D. Upon this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Amendment Effective Time"), every [five (5), ten (10), fifteen (15) or twenty (20) shares] of the Corporation's Common Stock (the "Old Common Stock"), issued and outstanding immediately prior to the Amendment Effective Time, will be automatically reclassified as and converted into one share of common stock, par value $.01 per share, of the Corporation (the "New Common Stock").

         Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to [NAME OF THIRD PARTY], as agent, for the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by that agent as soon as practicable after the Amendment Effective Time on the basis of prevailing market prices of the New Common Stock on the NASDAQ National Market at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.

         Each stock certificate that, immediately prior to the Amendment Effective Time, represented shares of Old Common Stock shall, from and after the Amendment Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above), provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph."

(1)
NOTE:    The foregoing will be modified to describe the filing of an amended and restated certificate of incorporation should the company's stockholders approve the proposal to amend and restate the company's current amended Restated Certificate of Incorporation at the 2008 Annual Meeting of Stockholders.

(2)
NOTE: The number of shares authorized will be proportionately adjusted based on the reverse stock split ratio selected by the Board of Directors when effecting the reverse stock split.

A-2-1

Annex 3

PROPOSED TEXT OF AMENDMENT
of
RESTATED CERTIFICATE OF INCORPORATION
of
LEVEL 3 COMMUNICATIONS, INC.

ARTICLE XIII of the Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on May 23, 2005, as amended on May 17, 2006, is hereby amended in its entirety to read as follows(1):

"ARTICLE XIII

AMENDMENTS OF CERTIFICATE

        The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation or in any amendment hereto by the affirmative vote of a majority of the outstanding stock entitled to vote thereon."

ARTICLE XV of the Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on May 23, 2005, as amended on May 17, 2006, is hereby amended in its entirety to read as follows(1):

"ARTICLE XV

BY-LAWS

        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the By-laws of the Corporation. In addition, the By-laws of the Corporation may be adopted, repealed, altered, amended or rescinded by the affirmative vote of at least a majority of the outstanding stock entitled to vote thereon."

(1)
NOTE:    These amendments, if approved, will be included in the filing of an amended and restated certificate of incorporation should the company's stockholders approve the proposal to amend and restate the company's current amended Restated Certificate of Incorporation at the 2008 Annual Meeting of Stockholders.

A-3-1

Annex 4

FORM OF
RESTATED CERTIFICATE OF INCORPORATION
OF
LEVEL 3 COMMUNICATIONS, INC.

Pursuant to Section 245
of the Delaware General Corporation Law

        Level 3 Communications, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

  1.
  The name of the Corporation is Level 3 Communications, Inc. The Corporation was originally incorporated under the name Peter Kiewit Sons', Inc.

  2.
  The original Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on July 1, 1941 and a Restated Certificate of Incorporation of the Corporation was filed in such office on January 29, 1975, January 23, 1981, January 14, 1986, January 8, 1992, March 31, 1998 and May 23, 2005. The Restated Certificate of Incorporation was amended by a Certificate of Amendment filed with the Secretary of State of the State of Delaware on May 17, 2006.

  3.
  This Restated Certificate of Incorporation, which was duly adopted pursuant to Sections 242 and 245 of the Delaware General Corporation Law, restates and integrates and further amends the provisions of the Restated Certificate of Incorporation of the Corporation.

  4.
  The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

ARTICLE I

NAME

        The name of the Corporation is: Level 3 Communications, Inc.

ARTICLE II

REGISTERED OFFICE AND REGISTERED AGENT

        The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road Suite 400, Wilmington, New Castle County, Delaware, 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III

PURPOSES

        The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

A-4-1

ARTICLE IV

AUTHORIZED CAPITAL STOCK

        The total number of shares of capital stock which the Corporation shall have the authority to issue is 2,260,000,000 shares, consisting of 2,250,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") and 10,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock").

ARTICLE V

COMMON STOCK

  A.
  Dividends. After dividends payable on any Preferred Stock have been declared and set aside on such Preferred Stock having a preference over the Common Stock with respect to the payment of such dividends, the holders of Common Stock shall be entitled to receive, when and as declared, out of assets and funds legally available therefor, cash or non-cash dividends payable as and when the Board of Directors in its sole business judgment so declares. Any such dividend shall be payable ratably to all record holders of Common Stock as of the record date fixed by the Board of Directors in accordance with the By-laws of the Corporation for the payment thereof.

  B.
  Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation ("Liquidation"), the holders of Common Stock then outstanding shall be entitled to be paid ratably out of the assets and funds of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any Preferred Stock upon Liquidation, an amount equal to their share (including any declared but unpaid dividends on the Common Stock, subject to proportionate adjustment in the event of any stock dividend, stock split, stock distribution or combination with respect to such shares) of such assets and funds.

  C.
  Voting.

  1.
  Except as required by law, or as otherwise provided herein or in any amendment hereof, the entire voting power of the Corporation with respect to all matters other than the election of directors shall be vested in the holders of Common Stock voting together as a single class. Except as required by law, or as otherwise provided herein or in any amendment hereof, the entire voting power of the Corporation with respect to the election of directors shall be vested in the holders of Common Stock voting together as a single class.

  2.
  Each holder of Common Stock entitled to vote shall at every meeting of the stockholders of the Corporation be entitled to one vote for each share of Common Stock registered in his or her name on the record of stockholders.

ARTICLE VI

PREFERRED STOCK

        The Preferred Stock may be issued from time to time as herein provided in one or more series. The designations, relative rights, preferences and limitations of the Preferred Stock, and particularly of the shares of each series thereof, may, to the extent permitted by law, be similar to or differ from those of any other series. The Board of Directors is hereby expressly granted authority, subject to the provisions of this Article VI, to fix, from time to time before issuance thereof, the number of shares in

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each series and all designations, relative rights, preferences and limitations of the shares in each such series, including, but without limiting the generality of the foregoing, the following:

  A.
  the designation of the series and the number of shares to constitute each series;

  B.
  the dividend rate on the shares of each series, conditions on which and times at which dividends are payable, whether dividends shall be cumulative, and the preference or relation (if any) with respect to such dividends (including preferences over dividends on the Common Stock or any other class or classes);

  C.
  whether the series will be redeemable (at the option of the Corporation or the holders of such shares or both, or upon the happening of a specified event) and, if so, the redemption prices and the conditions and times upon which redemption may take place and whether for cash, property or rights, including securities of the Corporation or another corporation;

  D.
  the terms and amount of any sinking, retirement or purchase fund;

  E.
  the conversion or exchange rights (at the option of the Corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange price and other terms of conversion or exchange;

  F.
  the voting rights, if any (other than any voting rights that the Preferred Stock may have as a matter of law);

  G.
  any restrictions on the issue or reissue or sale of additional Preferred Stock;

  H.
  the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation (including preferences over the Common Stock or any other class or classes or series of stock); and

  I.
  such other special rights and privileges, if any, for the benefit of the holders of Preferred Stock, as shall not be inconsistent with provisions of this Restated Certificate of Incorporation.

        All shares of Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of Preferred Stock of all series shall be of equal rank and shall be identical in all respects except that any series may differ from any other series with respect to any one or more of the designations, relative rights, preferences and limitations described or referred to in subparagraphs A. to I. inclusive above.

ARTICLE VII

DIRECTORS

  A.
  The Board of Directors shall consist of no fewer than six persons and no more than fifteen persons, and such number shall be fixed by, or in the manner provided in, the By-laws of the Corporation.

  B.†
  At each annual meeting of the stockholders of the Corporation, the date of which shall be fixed by or pursuant to the By-Laws of the Corporation, the directors shall be elected to hold office for a term of one (1) year and until such director's successor is elected and qualified or until such director's earlier resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

  C.
  A director may be removed from office only for cause and only by vote of at least a majority of the outstanding stock entitled to vote in an election of directors.

†
New language.

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D.
Any vacancy on the Board of Directors, however resulting, may be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

ARTICLE VIII

STOCKHOLDERS' VOTE

        Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of the stockholders at an annual or special meeting duly noticed and called, as provided in the By-laws of the Corporation, and may not be taken by a written consent of the stockholders.

ARTICLE IX

INDEMNIFICATION

        The Corporation shall indemnify each person who is or was a director, officer or employee of the Corporation (including the heirs, executors, administrators or estate of such person) or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted under applicable law.

        The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which any of those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE X

LIMITATION OF LIABILITY

        A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after approval by the stockholders of this Article X to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

        Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE XI

SPECIAL MEETINGS

        Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, the President, the Chief Executive Officer or the Chairman of the Board of Directors. Special meetings of the stockholders of the Corporation may not be called by any other person or persons.

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ARTICLE XII

RATIFICATION BY STOCKHOLDERS

        Any contract, transaction or act of the Corporation or of the directors, which shall be ratified by a majority of a quorum of the stockholders then entitled to vote at any annual meeting or at any special meeting called for such purpose, shall, so far as permitted by law and by this Certificate of Incorporation, be as valid and as binding as though ratified by every stockholder entitled to vote at such meeting.

ARTICLE XIII

AMENDMENTS OF CERTIFICATE

        [Proposed language if Removal of Supermajority Provisions Proposal passes] The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation or in any amendment hereto by the affirmative vote of a majority of the outstanding stock entitled to vote thereon.

  OR

        [Current language to be retained if Removal of Supermajority Provisions Proposal fails] The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Sixth Restated Certificate of Incorporation or in any amendment hereto by the affirmative vote of a majority of the outstanding stock entitled to vote thereon; provided, however, that the provisions of this Sixth Restated Certificate of Incorporation requiring for action by the stockholders a vote of at least sixty-six and two-thirds percent (66 2/3%) shall not be amended except by such vote; and provided further that this Article XIII shall not be amended except by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding stock entitled to vote thereon.

ARTICLE XIV

CREDITORS

        Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

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ARTICLE XV

BY-LAWS

        [Proposed language if Removal of Supermajority Provisions Proposal passes] In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the By-laws of the Corporation. In addition, the By-laws of the Corporation may be adopted, repealed, altered, amended or rescinded by the affirmative vote of at least a majority of the outstanding stock entitled to vote thereon.

  OR

        [Current language to be retained if Removal of Supermajority Provisions Proposal fails] In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, alter, amend or rescind the By-laws of the Corporation. In addition, the By-laws of the Corporation may be adopted, repealed, altered, amended or rescinded by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding stock entitled to vote thereon.

        IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by                                    , its                                    , this        day of                         , 200  .

By:
Title:

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LEVEL 3 COMMUNICATIONS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 20, 2008

9:00 A.M. MDT

1025 Eldorado Boulevard
Broomfield, CO 80021

Level 3 Communications, Inc. 1025 Eldorado Boulevard Broomfield, CO 80021	revocable proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 20, 2008.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

By signing the proxy, you revoke all prior proxies and appoint Thomas C. Stortz and Neil J. Eckstein, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements as described in the Notice of Annual Meeting and Proxy Statement dated April 4, 2008, receipt of which is hereby acknowledged.

The proxies will vote as the Board of Directors recommends where a choice is not specified.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 20, 2008, FOR LEVEL 3 COMMUNICATIONS, INC.
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.EMATERIALS.COM/LVLT:
2007 ANNUAL REPORT, NOTICE OF 2008 ANNUAL MEETING AND PROXY STATEMENT

See reverse for voting instructions.

To be signed on reverse side.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 19, 2008.

  •
  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET—www.eproxy.com/lvlt—QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 19, 2008.

  •
  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

  •
  Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Level 3 Communications, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873. If you vote by phone or Internet, please do not mail your proxy card.

The Board of Directors Recommends a Vote "FOR" Items 1, 2, 3, 4 and 5.

Please fold here

1.	Election of directors:	01 James Q. Crowe 02 Douglas C. Eby 03 James O. Ellis, Jr. 04 Richard R. Jaros 05 Robert E. Julian 06 Michael J. Mahoney	07 Arun Netravali 08 John T. Reed 09 Walter Scott, Jr. 10 Michael B. Yanney 11 Albert C. Yates	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To approve the granting to the Level 3 Board of Directors of discretionary authority to amend our Restated Certificate of Incorporation to effect a reverse stock split at one of four ratios; and	☐ For	☐ Against	☐ Abstain
3.
	To approve an amendment to our Restated Certificate of Incorporation removing the supermajority voting provisions therein to permit our stockholders to amend our amended and restated by-laws and our Restated Certificate of Incorporation by the affirmative vote of a majority of the outstanding shares of our common stock; and	☐ For	☐ Against	☐ Abstain
4.	To approve an amendment and restatement of our Restated Certificate of Incorporation; and	☐ For	☐ Against	☐ Abstain
5.	To authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.